                                                                    EXHIBIT 10.3

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                                  $200,000,000

                         MULTICURRENCY CREDIT AGREEMENT

                           DATED AS OF APRIL 22, 1996

                                      AMONG

                            PAYLESS SHOESOURCE, INC.,


                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                                    AS AGENT,


                              THE BANK OF NEW YORK
                                       AND
                       THE FIRST NATIONAL BANK OF CHICAGO,
                                  AS CO-AGENTS,


                                       AND


                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                   ARRANGED BY

                               BA SECURITIES, INC.












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


                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE I

         DEFINITIONS..............................................................................................1
         1.01     Certain Defined Terms...........................................................................1
         1.02     Other Interpretive Provisions..................................................................19
         1.03     Accounting Principles..........................................................................20
         1.04     Currency Equivalents Generally.................................................................20

ARTICLE II

         THE CREDITS.............................................................................................20
         2.01     Amounts and Terms of Commitments...............................................................20
         2.02     Notes..........................................................................................20
         2.03     Procedure for Borrowing........................................................................21
         2.04     Conversion and Continuation Elections..........................................................22
         2.05     Utilization of Commitments in Offshore Currencies..............................................23
         2.06     Voluntary Termination or Reduction of Commitments..............................................24
         2.07     Optional Prepayments...........................................................................25
         2.08     Currency Exchange Fluctuations.................................................................25
         2.09     Mandatory Prepayments of Loans.................................................................25
         2.10     Repayment......................................................................................25
         2.11     Interest.......................................................................................26
         2.12     Fees...........................................................................................26
                  (a)      Arrangement, Agency Fees..............................................................26
                  (b)      Commitment Fees.......................................................................26
         2.13     Computation of Fees and Interest...............................................................27
         2.14     Payments by the Company........................................................................28
         2.15     Payments by the Banks to the Agent.............................................................28
         2.16     Sharing of Payments, Etc.......................................................................29

ARTICLE III

         THE LETTERS OF CREDIT...................................................................................30
         3.01     The Letter of Credit Subfacility...............................................................30
         3.02     Issuance, Amendment and Renewal of Letters of Credit...........................................31
         3.03     Risk Participations, Drawings and Reimbursements...............................................33
         3.04     Repayment of Participations....................................................................34
         3.05     Role of the Issuing Bank.......................................................................35
         3.06     Obligations Absolute...........................................................................35
         3.07     Letter of Credit Fees..........................................................................36
         3.08     Uniform Customs and Practice...................................................................37



ARTICLE IV

         TAXES, YIELD PROTECTION AND ILLEGALITY..................................................................37
         4.01     Taxes..........................................................................................37
         4.02     Illegality.....................................................................................38
         4.03     Increased Costs and Reduction of Return........................................................39
         4.04     Funding Losses.................................................................................40
         4.05     Inability to Determine Rates...................................................................40
         4.06     Reserves on Offshore Rate Loans................................................................41
         4.07     Certificates of Banks..........................................................................41
         4.08     Survival.......................................................................................41
         4.09     Replacement of Certain Banks...................................................................41

ARTICLE V

         CONDITIONS PRECEDENT....................................................................................43
         5.01     Conditions of Initial Credit Extensions........................................................43
                  (a)      Credit Agreement and Notes............................................................43
                  (b)      Resolutions; Incumbency...............................................................43
                  (c)      Organization Documents; Good Standing.................................................43
                  (d)      Legal Opinions........................................................................43
                  (e)      Payment of Fees.......................................................................43
                  (f)      Certificate...........................................................................44
                  (g)      Subsidiary Guaranty...................................................................44
                  (h)      Other Documents.......................................................................44
         5.02     Conditions to All Credit Extensions............................................................44
                  (a)      Notice of Borrowing or Issuance.......................................................44
                  (b)      Continuation of Representations and Warranties........................................44
                  (c)      No Existing Default...................................................................44

ARTICLE VI

         REPRESENTATIONS AND WARRANTIES..........................................................................45
         6.01     Corporate Existence and Power..................................................................45
         6.02     Corporate Authorization; No Contravention......................................................45
         6.03     Governmental Authorization.....................................................................45
         6.04     Binding Effect.................................................................................45
         6.05     Litigation.....................................................................................46
         6.06     No Default.....................................................................................46
         6.07     ERISA Compliance...............................................................................46
         6.08     Use of Proceeds; Margin Regulations............................................................47
         6.09     Taxes..........................................................................................47
         6.10     Financial Condition............................................................................47
         6.11     Environmental Matters..........................................................................47
         6.12     Regulated Entities.............................................................................48



         6.13     Subsidiaries...................................................................................48
         6.14     Insurance......................................................................................48
         6.15     Swap Obligations...............................................................................48
         6.16     Full Disclosure................................................................................48

ARTICLE VII

         AFFIRMATIVE COVENANTS...................................................................................48
         7.01     Financial Statements...........................................................................48
         7.02     Certificates; Other Information................................................................49
         7.03     Notices........................................................................................50
         7.04     Preservation of Corporate Existence, Etc.......................................................50
         7.05     Maintenance of Property........................................................................51
         7.06     Insurance......................................................................................51
         7.07     Payment of Tax Obligations.....................................................................51
         7.08     Compliance with Laws...........................................................................51
         7.09     Compliance with ERISA..........................................................................51
         7.10     Inspection of Property and Books and Records...................................................51
         7.11     Environmental Laws.............................................................................52
         7.12     Use of Proceeds................................................................................52
         7.13     Additional Guarantors..........................................................................52

ARTICLE VIII

         NEGATIVE AND FINANCIAL COVENANTS........................................................................52
         8.01     Limitation on Liens............................................................................52
         8.02     Disposition of Assets..........................................................................54
         8.03     Consolidations and Mergers.....................................................................55
         8.04     Loans and Investments..........................................................................55
         8.05     Limitation on Indebtedness.....................................................................56
         8.06     Transactions with Affiliates...................................................................56
         8.07     Contingent Obligations.........................................................................57
         8.08     Restricted Payments............................................................................57
         8.09     ERISA..........................................................................................58
         8.10     Change in Business.............................................................................58
         8.11     Accounting Changes.............................................................................58
         8.12     Financial Covenants............................................................................58
                  (a)      Fixed Charge Coverage Ratio...........................................................58
                  (b)      Leverage Ratio........................................................................58
                  (c)      Consolidated Tangible Net Worth.......................................................58


ARTICLE IX

         EVENTS OF DEFAULT.......................................................................................58
         9.01     Event of Default...............................................................................58
                  (a)      Non-Payment...........................................................................58
                  (b)      Representation or Warranty............................................................58
                  (c)      Specific Defaults.....................................................................59
                  (d)      Other Defaults........................................................................59
                  (e)      Cross-Default.........................................................................59
                  (f)      Insolvency; Voluntary Proceedings.....................................................59
                  (g)      Involuntary Proceedings...............................................................59
                  (h)      ERISA.................................................................................60
                  (i)      Monetary Judgments....................................................................60
                  (j)      Change of Control.....................................................................60
         9.02     Remedies.......................................................................................60
         9.03     Rights Not Exclusive...........................................................................61

ARTICLE X

         THE AGENT...............................................................................................61
         10.01    Appointment and Authorization; "Agent".........................................................61
         10.02    Delegation of Duties...........................................................................62
         10.03    Liability of Agent.............................................................................62
         10.04    Reliance by Agent..............................................................................62
         10.05    Notice of Default..............................................................................62
         10.06    Credit Decision................................................................................63
         10.07    Indemnification of Agent.......................................................................63
         10.08    Agent in Individual Capacity...................................................................64
         10.09    Successor Agent................................................................................64
         10.10    Withholding Tax................................................................................64
         10.11    Co-Agents......................................................................................66

ARTICLE XI

         MISCELLANEOUS...........................................................................................66
         11.01    Amendments and Waivers.........................................................................66
         11.02    Notices........................................................................................67
         11.03    No Waiver; Cumulative Remedies.................................................................67
         11.04    Costs and Expenses.............................................................................67
         11.05    Company Indemnification........................................................................68
         11.06    Payments Set Aside.............................................................................68
         11.07    Successors and Assigns.........................................................................68
         11.08    Assignments, Participations, etc...............................................................69
         11.09    Confidentiality................................................................................70
         11.10    Set-off........................................................................................71

         11.11    Notification of Addresses, Lending Offices, Etc................................................71
         11.12    Counterparts...................................................................................71
         11.13    Severability...................................................................................71
         11.14    No Third Parties Benefited.....................................................................71
         11.15    Governing Law and Jurisdiction.................................................................71
         11.16    Waiver of Jury Trial...........................................................................72
         11.17    Judgment.......................................................................................72
         11.18    Entire Agreement...............................................................................73


                                    SCHEDULES

Schedule 2.01              Commitments and Pro Rata Shares
Schedule 6.07              ERISA
Schedule 6.10              Permitted Liabilities
Schedule 6.11              Environmental Matters
Schedule 6.13              Subsidiaries and Minority Interests
Schedule 8.01              Permitted Liens
Schedule 8.04              Permitted Investments
Schedule 8.05              Permitted Indebtedness
Schedule 8.07              Contingent Obligations
Schedule 11.02             Lending Offices; Addresses for Notices


                                    EXHIBITS

Exhibit A                  Form of Notice of Borrowing
Exhibit B                  Form of Notice of Conversion/Continuation
Exhibit C                  Form of Compliance Certificate
Exhibit D-1                Form of Legal Opinion of Counsel to the Company and
                           the Guarantors
Exhibit D-2                Form of Legal Opinion of General Counsel of The May
                           Department Stores Company
Exhibit E                  Form of Assignment and Acceptance Agreement
Exhibit F                  Form of Promissory Note
Exhibit G                  Form of Subsidiary Guaranty

                         MULTICURRENCY CREDIT AGREEMENT


         This MULTICURRENCY CREDIT AGREEMENT is entered into as of April 22, 1996, among Payless ShoeSource, Inc., a Missouri corporation (the "Company"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as agent for the Banks.

         WHEREAS, the Banks have agreed to make available to the Company a revolving multicurrency credit facility with a letter of credit subfacility upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         1.01 Certain Defined Terms. The following terms have the following meanings:

         "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

         "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

         "Agent" means BofA in its capacity as agent for the Banks hereunder, and any successor agent arising under Section 10.09.

         "Agent-Related Persons" means, at any time, the Agent at such time, together with its Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Agent's Payment Office" means (a) in respect of payments in Dollars, the address for payments set forth on Schedule 11.02 or such other address as the Agent may from time to time specify in accordance with Section 11.02, and
(b) in the case of payments in any Offshore Currency, such address as the Agent may from time to time specify in accordance with Section 11.02.

         "Agreed Alternative Currency" has the meaning specified in subsection 2.05(d).

         "Agreement" means this Multicurrency Credit Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         "Agreement Currency" has the meaning specified in Section 11.17.

         "Applicable Commitment Fee Percentage" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period:


                                                    Applicable Commitment
             Fixed Charge Coverage Ratio                Fee Percentage
             ---------------------------                --------------
                  Level I Status                          .15%

                  Level II Status                         .1875%

                  Level III Status                        .225%

The Fixed Charge Coverage Ratio shall be calculated by the Company as of the end of each of its fiscal quarters commencing with the first fiscal quarter ending after the date hereof and shall be reported to the Agent pursuant to the Compliance Certificate delivered in accordance with subsection 7.02(b). The Applicable Commitment Fee Percentage shall be adjusted, if necessary, quarterly as of the tenth day after the delivery of the Compliance Certificate referred to above; provided that, if such certificate, together with the financial statements to which such certificate relates, are not delivered by the date required pursuant to Section 7.01 and subsection 7.02(b), then from and after such date until such certificate is so delivered, the Applicable Commitment Fee Percentage shall be equal to .225%. Until adjusted as described above, the Applicable Commitment Fee Percentage shall be equal to .1875%.

         "Applicable Currency" means, as to any particular payment or Loan, Dollars or the Offshore Currency in which it is denominated or is payable.

         "Applicable Margin" means, subject to the second to last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period:


             Fixed Charge Coverage Ratio            Applicable Margin
             ---------------------------            -----------------
                  Level I Status                          .40%

                  Level II Status                         .50%

                  Level III Status                        .75%



The Fixed Charge Coverage Ratio shall be calculated by the Company as of the end of each of its fiscal quarters commencing with the first fiscal quarter ending after the date hereof and shall be reported to the Agent pursuant to the Compliance Certificate delivered in accordance with subsection 7.02(b). The Applicable Margin shall be adjusted, if necessary, quarterly as of the tenth day after the delivery of the Compliance Certificate referred to above; provided that, if such certificate, together with the financial statements to which such certificate relates, are not delivered by the date required pursuant to Section 7.01 and subsection 7.02(b), then from and after such date until such certificate is so delivered, the Applicable Margin shall be equal to .75%. Until adjusted as described above, the Applicable Margin shall be equal to .50%. The Applicable Margin for any Interest Period shall be the Applicable Margin in effect on the first day of such Interest Period and shall not change during such Interest Period.

         "Arranger" means BA Securities, Inc., a Delaware corporation.

         "Assignee" has the meaning specified in subsection 11.08(a).

         "Assignment and Acceptance" has the meaning specified in subsection 11.08(a).

         "Attorney Costs" means and includes all reasonable out-of-pocket fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

         "Bank" has the meaning specified in the introductory clause hereto.

         "Banking Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, Chicago or San Francisco are authorized or required by law to close and (a) with respect to disbursements and payments in Dollars, a day on which dealings are carried on in the applicable offshore Dollar interbank market, and (b) with respect to any disbursements and payments in and calculations pertaining to any Offshore Currency Loan, a day on which commercial banks are open for foreign exchange business in London, England, and on which dealings in the relevant Offshore Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such Offshore Currency will be made or received hereunder.

         "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101, et seq.).

         "Base Rate" means, for any day, the higher of:

                  (a) 0.50% per annum above the latest Federal Funds Rate; and
(b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.)

         Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan that bears interest based on the Base
Rate.

         "BofA" means Bank of America National Trust and Savings Association, a national banking association.

         "Borrowing" means a borrowing hereunder consisting of Loans of the same Type and in the same Applicable Currency made to the Company on the same day by the Banks under Article II and, other than in the case of Base Rate Loans, having the same Interest Period.

         "Borrowing Date" means any date on which a Borrowing occurs under
Section 2.03.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City, Chicago or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means a Banking Day.

         "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

         "Capital Lease" has the meaning specified in the definition of "Capital Lease Obligations."

         "Capital Lease Obligations" means the principal component of all monetary obligations of the Company or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease ("Capital Lease").

         "Cash Collateralize" means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Agent and the Issuing Bank (which documents are hereby consented to by the Banks). Derivatives of such term shall have corresponding meanings.

         "Certificate Bank" has the meaning specified in subsection 4.09(a).

         "Change in Control" means (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of the Company, or (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the Company's board of directors (together with any new directors whose election by the Company's board of directors or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reasons other than death or disability to constitute a majority of the directors then in office.

         "Closing Date" means the date on which all conditions precedent set forth in Section 5.01 are satisfied or waived by all Banks (or, in the case of subsection 5.01(e), waived by the Person entitled to receive such payment).

         "Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder, in each case, as amended from time to time.

         "Commitment", as to each Bank, has the meaning specified in Section
2.01.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit C.

         "Computation Date" has the meaning specified in subsection 2.05(a).

         "Consolidated Interest Expense" means, for any period, the sum of total interest expense (including that attributable to Capital Leases in accordance with GAAP) of the Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, all as determined on a consolidated basis for the Company and its consolidated Subsidiaries in accordance with GAAP.

         "Consolidated Net Income" means, for any period for any Person, the aggregate of the net income of such Person for such period, determined in accordance with GAAP on a consolidated basis, provided that (i) the net income of any other Person which is not a Subsidiary of such Person shall be included in the Consolidated Net Income of such Person only to the extent of the amount of cash dividends or distributions paid to such Person or to a consolidated Subsidiary of such Person and (ii) the net income of any other Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded from the Consolidated Net Income of such Person . There shall be excluded in computing Consolidated Net Income for any Person the excess (or the deficit), if any, of (i) any gain which must be treated as an extraordinary item under GAAP or any gain realized upon the sale or other disposition of any real property or equipment that is not sold in the ordinary course of business or of any capital stock owned by such Person or a Subsidiary of such Person over (ii) any loss which must be treated as an extraordinary item under GAAP or any loss realized upon the sale or other disposition of any real property or equipment that is not sold in the ordinary course of business or of any capital stock owned by such Person or a Subsidiary of such Person. Without limiting the foregoing, all costs and expenses of the Company relating to management retention incentive payments which are treated as extraordinary items shall be excluded in computing Consolidated Net Income of the Company.

         "Consolidated Rental Expense" means, for any period, the sum of the aggregate payments of the Company and its Subsidiaries on a consolidated basis under agreements to rent or lease any real or personal property (exclusive of Capital Lease Obligations), all as determined on a consolidated basis for the Company and its consolidated Subsidiaries in accordance with GAAP.

         Consolidated Tangible Net Worth" of a Person means, without duplication, (a) total stockholders' equity of such Person less (b) the net book value of all assets of such Person and its consolidated Subsidiaries which would be treated as intangibles under GAAP, including, without limitation, goodwill and trademarks, but excluding, however, lease rights associated with acquisitions of below-market leases.

         "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse,
(a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof; provided that if any Guaranty Obligation (a) is limited to an amount less than the obligations guaranteed or supported the amount of the corresponding Contingent Obligation shall be equal to the lesser of the amount determined pursuant to the initial clause of this sentence and the amount to which such guaranty is so limited or (b) is limited to recourse against a particular asset or assets of such Person the amount of the corresponding Contingent Obligation shall be equal to the lesser of the amount determined pursuant to the initial clause of this sentence and the fair market value of such asset or assets at the date for determination of the amount of the Contingent Obligation. In the case of other Contingent Obligations other than in respect of Swap Contracts, such Contingent Obligations shall be equal to the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts, such Contingent Obligations shall be equal to the Swap Termination Value.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

         "Conversion/Continuation Date" means any date on which, under Section 2.04, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

         "Credit Extension" means and includes (a) the making of any Loans hereunder and (b) the Issuance of any Letters of Credit hereunder.

         "Default" means any event or circumstance which, with the giving of notice pursuant to this Agreement, the expiration of any cure period specified herein, or both, would (if not cured or otherwise remedied during such cure period) constitute an Event of Default.

         "Disposition" has the meaning specified in Section 8.02.

         "Dollar Equivalent" means, at any time, (a) as to any amount denominated in Dollars, the amount thereof at such time, (b) as to any amount denominated in an Offshore Currency, the equivalent amount in Dollars as determined by the Agent at such time on the basis of the Spot Rate for the purchase of Dollars with such Offshore Currency on the most recent Computation Date provided for in subsection 2.05(a) and (c) as to any amount denominated in an Offshore L/C Currency, the equivalent amount in Dollars as determined by the Issuing Bank at such time on the basis of the Spot Rate for the purchase of Dollars with such Offshore L/C Currency.

         "Dollars", "dollars" and "$" each mean lawful money of the United
States.

         "EBITR" means, for any period, for the Company and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of (a) Consolidated Net Income for such period plus (b) all amounts treated as expenses for taxes to the extent included in the determination of such Consolidated Net Income plus (c) Consolidated Interest Expense to the extent included in the determination of such Consolidated Net Income plus (d) Consolidated Rental Expense to the extent included in the determination of such Consolidated Net Income.

         "Effective Amount" means (a) with respect to any Loans on any date, the aggregate outstanding principal Dollar Equivalent amount thereof after giving effect to any Borrowings and prepayments or repayments of Loans occurring on such date; and (b) with respect to any outstanding L/C Obligations on any date, the Dollar Equivalent amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

         "Eligible Assignee" means (a) a commercial bank or financial institution organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $200,000,000; (b) a commercial bank or financial institution organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $200,000,000, provided that such bank or financial institution is acting through a branch or agency located in the United States; and (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

         "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

         "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization the liability with respect to which has not been satisfied;
(d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

         "Eurodollar Reserve Percentage" has the meaning specified in the definition of "Offshore Rate".

         "Event of Default" means any of the events or circumstances specified in Section 9.01.

         "Exchange Act" means the Securities Exchange Act of 1934, and regulations promulgated thereunder, in each case, as amended from time to time.

         "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

         "Fee Letter" has the meaning specified in subsection 2.12(a).

         "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

         "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) EBITR to (b) the sum of Consolidated Interest Expense plus Consolidated Rental Expense, in each case, for such period.

         "FX Trading Office" means the Foreign Exchange Trading Center of the Agent, or such other of the Agent's offices as the Agent may designate from time to time.

         "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 4.01.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of (a) in the case of computations pursuant to Section 8.12, the date of this Agreement and (b) in all other cases, the applicable date.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantors" means, collectively, each of the Material Subsidiaries of the Company signatory to the Subsidiary Guaranty and such other Material Subsidiaries from time to time party to such Subsidiary Guaranty pursuant to
Section 7.13.

         "Guaranty Obligation" has the meaning specified in the definition of "Contingent Obligation."

         "Honor Date" has the meaning specified in subsection 3.03(b).

         "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all principal obligations with respect to Capital Leases; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above. In the event any of the foregoing Indebtedness is limited to recourse against a particular asset or assets of such Person, the amount of the corresponding Indebtedness shall be equal to the lesser of the amount of such Indebtedness and the fair market value of such asset or assets at the date for determination of the amount of such Indebtedness. In addition, the amount of any Indebtedness which is also a Contingent Obligation shall be determined as provided in the definition of "Contingent Obligation."

         "Indemnified Liabilities" has the meaning specified in Section 11.05.

         "Indemnified Person" has the meaning specified in Section 11.05.

         "Independent Auditor" has the meaning specified in subsection 7.01(a).

         "Insolvency Proceeding" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

         "Interest Payment Date" means, as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter; provided, however, that if any Interest Period for an Offshore Rate Loan exceeds three months the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

         "Interest Period" means, with respect to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which a Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                  (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (b) any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (c) no Interest Period shall extend beyond the scheduled Revolving Termination Date.

         "Investments" has the meaning specified in Section 8.04.

         "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

         "Issuance Date" has the meaning specified in subsection 3.01(a).

         "Issue" means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.

         "Issuing Bank" means, with respect to any Letter of Credit, BofA or any Bank which at the request of the Company agrees, in such Bank's sole discretion, to become an Issuing Bank for purposes of Issuing Letters of Credit pursuant to
Article III.

         "Judgment Currency" has the meaning specified in Section 11.17.

         "L/C Advance" means each Bank's participation in any L/C Borrowing in accordance with its Pro Rata Share.

         "L/C Amendment Application" means an application form for amendment of outstanding standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

         "L/C Application" means an application form for issuances of standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

         "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Loans under subsection 3.03(b).

         "L/C Commitment" means the commitment of the Issuing Bank to Issue, and the commitment of the Banks severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III; provided that the L/C Commitment is a part of the combined Commitments, rather than a separate, independent commitment.

         "L/C Obligations" means, at any time, the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

         "L/C-Related Documents" means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

         "Lending Office" means, as to any Bank, the office or offices of such Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 11.02, or such other office or offices as such Bank may from time to time notify the Company and the Agent.

         "Letters of Credit" means any letters of credit (whether standby letters of credit or commercial documentary letters of credit) Issued by the Issuing Bank pursuant to Article III.

         "Level I Status" exists at any date if at such date the Fixed Charge Coverage Ratio is greater than 2.0:1.0.

         "Level II Status" exists at any date if at such date the Fixed Charge Coverage Ratio is less than or equal to 2.0:1.0 but greater than 1.6:1.0.

         "Level III Status" exists at any date if at such date the Fixed Charge Coverage Ratio is less than or equal to 1.6:1.0.

         "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other), conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) but, in any such case, not including the interest of a lessor under an operating lease.

         "Loan" means an extension of credit by a Bank to the Company under
Article II, and may be a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of Loan).

         "Loan Documents" means this Agreement, any Notes, the Fee Letter, the Subsidiary Guaranty, the L/C-Related Documents and all other documents delivered to the Agent or any Bank by the Company in connection herewith.

         "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or financial condition of the Company or the Company and its Subsidiaries taken as a whole;
(b) a material impairment of the ability of the Company to perform its obligations under any Loan Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any Guarantor of any of the Loan Documents.

         "Material Subsidiary" means, at any time, (a) Payless ShoeSource Merchandising, Inc., a Kansas corporation, Payless ShoeSource Distribution, Inc., a Kansas corporation, and Payless ShoeSource Worldwide, Inc., a Kansas corporation, and (b) any other domestic Subsidiary of the Company the total assets of which constitute 5% or more of the total consolidated assets of the Company and its Subsidiaries, in each case, determined in accordance with GAAP.

         "Minimum Tranche" means, in respect of Loans comprising part of the same Borrowing, or to be converted or continued under Section 2.04, (a) in the case of Base Rate Loans, $3,000,000 or any multiple of $1,000,000 in excess thereof, and (b) in the case of Offshore Rate Loans, the Dollar Equivalent amount of $3,000,000 or any multiple of 1,000,000 units of the Applicable Currency in excess thereof.

         "Multiemployer Plan" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

         "Note" means a promissory note executed by the Company in favor of a Bank pursuant to Section 2.02, in substantially the form of Exhibit F.

         "Notice of Borrowing" means a notice in substantially the form of Exhibit A.

         "Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit B.

         "Obligations" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by the Company or any Guarantor to any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment pursuant to subsection 11.08(a), absolute or contingent, due or to become due, now existing or hereafter arising.

         "Offshore Currency" means, at any time, Italian lire, Canadian dollars, British pound sterling and French francs, and any Agreed Alternative Currency.

         "Offshore Currency Loan" means any Offshore Rate Loan denominated in an Offshore Currency.

         "Offshore L/C Currency" means, at any time, any Offshore Currency and, with respect to any Letter of Credit, any other currency agreed to by the Issuing Bank thereof.

         "Offshore Rate" means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

             Offshore Rate    =                     LIBOR
                                     ------------------------------------
                                     1.00 - Eurodollar Reserve Percentage

         Where,

                  "Eurodollar Reserve Percentage" means for any day for any Interest Period (a) with respect to Offshore Rate Loans denominated in Dollars, the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities") and (b) with respect to all other Offshore Rate Loans, zero; and

                  "LIBOR" means the rate of interest per annum determined by the Agent to be the arithmetic mean of the rates of interest per annum notified to the Agent by each Reference Bank as the rate of interest at which deposits in the Applicable Currency in the approximate amount of the amount of the Loan to be made or continued as, or converted into, an Offshore Rate Loan by such Reference Bank and having a maturity comparable to such Interest Period would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Banking Days prior to the commencement of such Interest Period.

                  The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Offshore Rate Loan" means a Loan that bears interest based on the Offshore Rate, and may be an Offshore Currency Loan or a Loan denominated in Dollars.

         "Organization Documents" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

         "originating Bank" has the meaning specified in subsection 11.08(d).

         "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

         "Overnight Rate" means, for any day, the rate of interest per annum at which overnight deposits in the Applicable Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by BofA's London Branch to major banks in the London or other applicable offshore interbank market.

         "Participant" has the meaning specified in subsection 11.08(d).

         "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA (other than a Multiemployer Plan) which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

         "Permitted Liens" has the meaning specified in Section 8.01.

         "Permitted Swap Obligations" means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;" and
(b) such Swap Contracts do not contain any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party.

         "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions (other than a Multiemployer Plan) and includes any Pension Plan.

         "Present Value" means, with respect to each lease of the Company and its Subsidiaries treated as an "operating" lease for purposes of external financial reporting, the periodic minimum or base rental payments due and payable during the primary term (giving effect to any extension terms as to which the Company or its Subsidiaries have become contractually obligated) of such lease on or after the date of determination discounted to an equivalent value as of the date of determination. For purposes of computing the Present
Value: (a) the discount rate utilized to calculate the Present Value of any Existing Lease (as defined below) shall be the rate actually utilized by the Company prior to the date hereof for purposes of calculating the present value of such operating lease for disclosure of the present value of all operating leases in the consolidated external financial reports of the Company and its Affiliates; (b) the discount rate utilized to calculate the Present Value of any Additional Lease (as defined below) during the fiscal year in which the term of such lease commences (its "First Lease Year") shall be the Year-To-Date Rate (as defined below) as of the end of the fiscal quarter for which the computation is made; and (c) the discount rate for any Additional Lease during any fiscal year other than its First Lease Year shall be the Year-To-Date Rate as of the end of its First Lease Year. For purposes of this definition: (i) "Existing Lease" means any operating lease with a term commencing before February 4, 1996; (ii) "Additional Lease" means any operating lease with a term commencing after February 3, 1996; and (iii) "Year-To-Date Rate" means the weekly year-to-date average of the Friday rates of the Merrill Lynch Bond Index for corporate issues of "medium" quality with terms of 10 years or more ("Index") as published in The Wall Street Journal (or similar publication). In the event that the Index ceases to be published, the Index shall be replaced by a similar index reflecting rates applicable to corporate issues with similar terms and credit quality as the Index as jointly selected by the Company and the Agent. The discount rate applied to any extension of any Existing Lease or Additional Lease shall be: (A) if the dollar amount of base rent payable during such extension is prescribed in the original operating lease, the discount rate originally applicable to such Existing Lease or Additional Lease, as applicable; and (B) in all other cases, the discount rate determined as if such extension period constituted an Additional Lease.

         "Present Value of Operating Leases" means, at any time, the sum of the Present Value of each operating lease of the Company and its Subsidiaries.

         "Pro Rata Share" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

         "Reference Banks" means BofA, The First National Bank of Chicago and The Bank of New York.

         "Reportable Event" means, any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "Required Banks" means (a) at any time prior to the Revolving Termination Date, Banks then holding at least 51% of the then aggregate unpaid principal amount of the Loans, or, if no Loans are outstanding, Banks then having at least 51% of the aggregate amount of the Commitments and (b) at all other times, Banks then holding at least 51% of the then aggregate unpaid principal amount of the Credit Extensions.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Responsible Officer" means the chief executive officer, president or any vice president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

         "Revolving Termination Date" means the earlier to occur of:

                  (a)  April 22, 2001; and

                  (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

         "Same Day Funds" means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Offshore Currency, same day or other funds as may be reasonably determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Offshore Currency.

         "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "Spot Rate" for a currency means the rate quoted by the Agent as the spot rate for the purchase by the Agent of such currency with another currency through its FX Trading Office at approximately 11:00 a.m. (Chicago time) on the date two Banking Days prior to the date as of which the foreign exchange computation is made.

         "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

         "Subsidiary Guaranty" means the Subsidiary Guaranty, in substantially the form of Exhibit G, executed and delivered by the Guarantors in favor of the Agent and the Banks, as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and the terms hereof.

         "Surety Instruments" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds, performance bonds and similar instruments.

         "Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank.)

         "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

         "Total Capitalization" means, at any time, the sum at such time of (a) the Company's total stockholders' equity plus (b) Total Debt plus (c) the consolidated non-current deferred taxes of the Company and its Subsidiaries.

         "Total Debt" means, at any time, the sum of (a) the current and long-term indebtedness obligations for money borrowed, drawn and unreimbursed letters of credit, drawn and unreimbursed surety bonds, the current portion of mandatory redeemable preferred stock of the Company, Capital Lease Obligations and, without duplication, Contingent Obligations in respect of any of the foregoing, in each case, of the Company and its Subsidiaries on a consolidated basis, plus (b) the Present Value of Operating Leases.

         "Type" has the meaning specified in the definition of "Loan."

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

         "United States" and "U.S." each means the United States of America.

         "Wholly-Owned Subsidiary" means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

         1.02     Other Interpretive Provisions.

                  (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i)   The term "documents" includes any and all
         instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                      (ii) The term "including" is not limiting and means "including without limitation."

                      (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) This Agreement is the result of negotiations among and has been reviewed by counsel to the Agent, the Company and the other parties, and is the product of all parties. Accordingly, it shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in its preparation.

         1.03     Accounting Principles.

                  (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

                  (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company. Currently, the fiscal year of the Company ends on the Saturday closest to January 31 of each year.

         1.04 Currency Equivalents Generally. For all purposes of this Agreement (but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in any Offshore Currency or other currency of an amount in Dollars, and the equivalent in Dollars of an amount in any Offshore Currency or other currency, shall be determined at the Spot Rate.


                                   ARTICLE II

                                   THE CREDITS

         2.01 Amounts and Terms of Commitments. Each Bank severally agrees, on the terms and conditions set forth herein, to make loans to the Company from time to time on any Business Day during the period from the Closing Date to, but not including, the Revolving Termination Date, in an aggregate principal Dollar Equivalent amount not to exceed at any time outstanding the amount set forth opposite the Bank's name in Schedule 2.01 under the heading "Commitment" (such amount as the same may be reduced pursuant to Section 2.06 or as a result of one or more assignments pursuant to Section 11.08, the Bank's "Commitment"); provided, however, that, after giving effect to any Borrowing of Loans, the aggregate principal Dollar Equivalent amount of all outstanding Loans and L/C Obligations shall not exceed the combined Commitments. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01, prepay pursuant to Section 2.07 and reborrow pursuant to this Section 2.01.

         2.02 Notes. The Loans made by each Bank shall be evidenced by one or more Notes. Each such Bank shall endorse on the schedules annexed to its Note the date, amount and maturity of each Loan made by it and the amount and Applicable Currency of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its Note and each Bank's record shall be rebuttably presumptive evidence of the matters set forth therein absent manifest error; provided, however, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

         2.03     Procedure for Borrowing.

                  (a) Each Borrowing shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 12:00 noon (Chicago time) (i) four Business Days prior to the requested Borrowing Date, in the case of Offshore Currency Loans; (ii) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans denominated in Dollars; and (iii) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans, in any such case, specifying:

                               (A) the amount of the Borrowing, which shall be
                  in an aggregate amount not less than the Minimum Tranche;

                               (B) the requested Borrowing Date, which shall be
                  a Business Day;

                               (C) the Type of Loans comprising the Borrowing;

                               (D) the duration of the Interest Period
                  applicable to any Offshore Rate Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be one month; and

                               (E) in the case of a Borrowing comprised of
                  Offshore Currency Loans, the Applicable Currency;

provided, however, that with respect to any Borrowing to be made on the Closing Date, the Notice of Borrowing shall be delivered to the Agent not later than 12:00 noon (Chicago time) one Business Day before the Closing Date and such Borrowing will consist of Base Rate Loans only.

                  (b) The Dollar Equivalent amount of any Borrowing in an Offshore Currency will be determined by the Agent for such Borrowing on the Computation Date therefor in accordance with subsection 2.05(a). Upon receipt of the Notice of Borrowing, the Agent will promptly notify each Bank thereof and of the amount of such Bank's Pro Rata Share of the Borrowing. In the case of a Borrowing comprised of Offshore Currency Loans, such notice will provide the approximate amount of each Bank's Pro Rata Share of the Borrowing, and the Agent will, upon the determination of the Dollar Equivalent amount of the Borrowing as specified in the Notice of Borrowing, promptly notify each Bank of the exact Dollar Equivalent amount of such Bank's Pro Rata Share of the Borrowing.

                  (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office on the Borrowing Date requested by the Company in Same Day Funds and in the requested currency (i) in the case of a Borrowing comprised of Loans in Dollars, by 12:00 noon (Chicago time) and (ii) in the case of a Borrowing comprised of Offshore Currency Loans, by such time as the Agent may specify. The proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

                  (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than nine different Interest Periods in effect.

         2.04     Conversion and Continuation Elections.

                  (a) The Company may, upon irrevocable written notice to the Agent in accordance with subsection 2.04(b):

                      (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans denominated in Dollars, to convert any such Loans (or any part thereof in an amount not less than the Minimum Tranche) into Loans in Dollars of any other Type; or

                      (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than the Minimum Tranche).

                  (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 12:00 noon (Chicago time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans denominated in Dollars; (ii) four Business Days in advance of the continuation date, if the Loans are to be continued as Offshore Currency Loans; and (iii) one Business Day in advance of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                               (A) the proposed Conversion/Continuation Date;

                               (B) the aggregate amount of Loans to be converted
                  or continued;

                               (C) the Type of Loans resulting from the proposed
                  conversion or continuation; and

                               (D) other than in the case of conversions into
                  Base Rate Loans, the duration of the requested Interest
                  Period.

                  (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans in Dollars, the Company has failed to timely select a new Interest Period to be applicable to such Offshore Rate Loans or if any Default or Event of Default then exists, unless, in either case, the Company has elected to and does repay such Loans on or prior to the expiration date of such Interest Period, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period. If the Company has failed to select a new Interest Period to be applicable to Offshore Currency Loans prior to the fourth

Business Day in advance of the expiration date of the current Interest Period applicable thereto as provided in subsection 2.04(b), or if any Default or Event of Default shall then exist, the Company shall be deemed to have elected to continue such Offshore Currency Loans on the basis of a one month Interest Period.

                  (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

                  (e) Unless the Required Banks otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Loan in Dollars converted into or continued as an Offshore Rate Loan in Dollars or an Offshore Currency Loan continued on the basis of an Interest Period exceeding one month.

                  (f) After giving effect to any conversion or continuation of Loans, unless the Agent shall otherwise consent, there may not be more than nine different Interest Periods in effect.

         2.05     Utilization of Commitments in Offshore Currencies.

                  (a) The Agent will determine the Dollar Equivalent amount with respect to any (i) Borrowing comprised of Offshore Currency Loans as of the requested Borrowing Date, (ii) outstanding Offshore Currency Loans as of the last Banking Day of each month, (iii) outstanding Offshore Currency Loans as of any redenomination date pursuant to this Section 2.05 or Section 4.05, (iv) Issuance or renewal of any Letter of Credit denominated in an Offshore L/C Currency as of the requested date of Issuance or renewal and (v) outstanding Letter of Credit denominated in an Offshore L/C Currency as of the last Banking Day of each month (each such date under clauses (i) through (v) a "Computation Date").

                  (b) In the case of a proposed Borrowing comprised of Offshore Currency Loans, the Banks shall be under no obligation to make Offshore Currency Loans in the requested Offshore Currency as part of such Borrowing if the Agent has received notice from any of the Banks by 5:00 p.m. (Chicago time) four Business Days prior to the day of such Borrowing that such Bank cannot provide Loans in the requested Offshore Currency, in which event the Agent will give notice to the Company no later than 12:00 noon (Chicago time) on the third Business Day prior to the requested date of such Borrowing that the Borrowing in the requested Offshore Currency is not then available, and notice thereof also will be given promptly by the Agent to the Banks. If the Agent shall have so notified the Company that any such Borrowing in a requested Offshore Currency is not then available, the Company may, by notice to the Agent not later than 5:00 p.m. (Chicago time) three Business Days prior to the requested date of such Borrowing, withdraw the Notice of Borrowing relating to such requested Borrowing. If the Company does so withdraw such Notice of Borrowing, the Borrowing requested therein shall not occur and the Agent will promptly so notify each Bank. If the Company does not so withdraw such Notice of Borrowing, the Agent will promptly so notify each Bank and such Notice of Borrowing shall be deemed to be a Notice of Borrowing that requests a Borrowing comprised of Base Rate Loans in an aggregate amount equal to the amount of the originally requested Borrowing as expressed in Dollars in the Notice of Borrowing; and in such notice by the Agent to each Bank the Agent will state such aggregate amount of such Borrowing in Dollars and such Bank's Pro Rata Share thereof.

                  (c) In the case of a proposed continuation of Offshore Currency Loans for an additional Interest Period pursuant to Section 2.04, the Banks shall be under no obligation to continue such Offshore Currency Loans if the Agent has received notice from any of the Banks by 5:00 p.m. (Chicago time) four Business Days prior to the day of such continuation that such Bank cannot continue to provide Loans in the relevant Offshore Currency, in which event the Agent will give notice to the Company not later than 12:00 noon (Chicago time) on the third Business Day prior to the requested date of such continuation that the continuation of such Offshore Currency Loans in the relevant Offshore Currency is not then available, and notice thereof also will be given promptly by the Agent to the Banks. If the Agent shall have so notified the Company that any such continuation of Offshore Currency Loans is not then available, any Notice of Continuation/Conversion with respect thereto shall be deemed withdrawn and such Offshore Currency Loans shall be redenominated into Base Rate Loans in Dollars with effect from the last day of the Interest Period with respect to any such Offshore Currency Loans. The Agent will promptly notify the Company and the Banks of any such redenomination and in such notice by the Agent to each Bank the Agent will state the aggregate Dollar Equivalent amount of the redenominated Offshore Currency Loans as of the Computation Date with respect thereto and such Bank's Pro Rata Share thereof.

                  (d) The Company shall be entitled to request that Loans hereunder also be permitted to be made in any other lawful currency (other than Dollars), in addition to the currencies specified in the definition of "Offshore Currency" herein, that in the opinion of the Required Banks is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars (an "Agreed Alternative Currency"). The Company shall deliver to the Agent any request for designation of an Agreed Alternative Currency in accordance with Section 11.02, to be received by the Agent not later than 12:00 noon (Chicago time) at least 10 Business Days in advance of the date of any Borrowing hereunder proposed to be made in such Agreed Alternative Currency. Upon receipt of any such request the Agent will promptly notify the Banks thereof, and each Bank will use its best efforts to respond to such request within two Business Days of receipt thereof. Each Bank may grant or accept such request in its sole discretion. The Agent will promptly notify the Company of the acceptance or rejection of any such request.

         2.06 Voluntary Termination or Reduction of Commitments. The Company may, upon not less than three Business Days' prior notice to the Agent, terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum Dollar Equivalent amount of $5,000,000 or any Dollar Equivalent multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, the then outstanding principal Dollar Equivalent amount of the Loans and L/C Obligations would exceed the amount of the combined Commitments then in effect. Once reduced in accordance with this Section 2.06, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each

Bank according to its Pro Rata Share. All accrued commitment fees to, but not including the effective date of any reduction or termination of Commitments, shall be paid on the effective date of such reduction or termination.

        2.07 Optional Prepayments. Subject to Section 4.04, the Company may, at any time or from time to time, upon irrevocable notice to the Agent as described below, ratably prepay Loans in whole or in part, in minimum Dollar Equivalent amounts of $3,000,000 or any Dollar Equivalent multiple of $1,000,000 in excess thereof or such other amount necessary to repay any Offshore Currency Loan in full. The Company shall deliver a notice of prepayment in accordance with Section 11.02 to be received by the Agent not later than 12:00 noon (Chicago time) (a) at least four Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Currency Loans,
(b) at least three Business Days in advance of the prepayment date if the Loans to be prepaid are Offshore Rate Loans in Dollars, and (iii) at least one Business Day in advance of the prepayment date if the Loans to be prepaid are Base Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Base Rate Loans or Offshore Rate Loans, or any combination thereof, and the Applicable Currency. Such notice shall not thereafter be revocable by the Company and the Agent will promptly notify each Bank thereof and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to
Section 4.04.

        2.08 Currency Exchange Fluctuations. Subject to Section 4.04, if on any Computation Date the Agent shall have determined that the aggregate Dollar Equivalent principal amount of all Loans and L/C Obligations then outstanding exceeds the combined Commitments of the Banks by more than $500,000, due to a change in applicable rates of exchange between Dollars and Offshore Currencies, then the Agent shall give notice to the Company that a prepayment is required under this Section 2.08, and the Company agrees thereupon to make prepayments of Loans within one Business Day of such notice such that, after giving effect to such prepayment the aggregate Dollar Equivalent amount of all Loans does not exceed the combined Commitments.

        2.09 Mandatory Prepayments of Loans. Subject to Section 4.04, if on any date the Effective Amount of all Loans then outstanding plus the Effective Amount of all L/C Obligations exceeds the aggregate Commitments (other than as a result of currency exchange fluctuations), the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Loans in an amount equal to the lesser of such excess and the amount of the outstanding Loans and, if any excess shall still remain, shall Cash Collateralize the L/C Obligations to the extent of such remaining excess.

        2.10 Repayment. The Company shall repay to the Banks on April 22, 2001 or on such earlier date as such Loans may become due and payable pursuant to subsection 9.02(b) the aggregate principal amount of Loans outstanding on such date.

          2.11   Interest.

                 (a) Each Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate plus the Applicable Margin or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under Section 2.04).

                 (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.07, 2.08 or 2.09 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

                 (c) Notwithstanding subsections 2.11(a) and 3.03(d), while any Event of Default exists, for the period commencing after the Company's receipt of notice from the Agent at the request, or with the consent, of the Required Banks or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Loans and other Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans and, in the case of Obligations not subject to an Applicable Margin, at a rate per annum equal to the Base Rate plus 2%; provided, however, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default for the period commencing after the Company's receipt of notice from the Agent at the request, or with the consent, of the Required Banks or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus 2%.

                 (d) Anything herein to the contrary notwithstanding, the Obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

         2.12    Fees.

                 (a) Arrangement, Agency Fees. The Company shall pay an arrangement fee to the Arranger for the Arranger's own account, and shall pay an agency fee to the Agent for the Agent's own account, as required by the letter agreement ("Fee Letter") between the Company and the Arranger and Agent dated March 13, 1996.

                 (b) Commitment Fees. The Company shall pay to the Agent for the account of each Bank a commitment fee equal to the Applicable Commitment Fee Percentage times the average daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent. For purposes hereof, each Bank's Commitment shall be deemed utilized to the extent of its Pro Rata Share of all outstanding Loans and L/C Obligations. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first calendar quarter ending after the date hereof through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or termination of Commitments under Section 2.06, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the above- mentioned commencement date, including at any time during which one or more conditions in Article V are not met.

         2.13    Computation of Fees and Interest.

                 (a) All computations of interest for Base Rate Loans and of fees shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All computations of interest for Offshore Rate Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                 (b) For purposes of determining utilization of each Bank's Commitment in order to calculate the commitment fee due under subsection 2.12(b), the amount of any outstanding Offshore Currency Loan on any date shall be determined based upon the Dollar Equivalent amount as of the most recent Computation Date with respect to such Offshore Currency Loan.

                 (c) Each determination of an interest rate or a Dollar Equivalent amount by the Agent shall be rebuttably presumptive evidence thereof in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to the Company or the Bank, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate or Dollar Equivalent amount.

                 (d) If any Reference Bank's Commitment terminates (other than on termination of all the Commitments), or for any reason whatsoever such Reference Bank ceases to be a Bank hereunder, such Reference Bank shall thereupon cease to be a Reference Bank, and the Offshore Rate shall be determined on the basis of the rates as notified by the remaining Reference Bank(s). In such event, the Company (with the consent of the Agent) may designate another Bank as a Reference Bank hereunder.

                 (e) Each Reference Bank shall use its best efforts to furnish quotations of rates to the Agent as contemplated hereby. If any of the Reference Banks fails to supply such rates to the Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Bank(s).

          2.14   Payments by the Company.

                 (a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and, with respect to principal of, interest on, and any other amounts relating to, any Offshore Currency Loan, shall be made in the Offshore Currency in which such Loan is denominated or payable, and, with respect to all other amounts payable hereunder, shall be made in Dollars. Such payments shall be made in Same Day Funds, and (i) in the case of Offshore Currency payments, no later than such time on the dates specified herein as may be determined by the Agent to be necessary for such payment to be credited on such date in accordance with normal banking procedures in the place of payment, and (ii) in the case of any Dollar payments, no later than 12:00 noon (Chicago time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such principal, interest, fees or other amounts, in like funds as received. Any payment which is received by the Agent later than 12:00 noon (Chicago time), or later than the time specified by the Agent as provided in clause (i) above (in the case of Offshore Currency payments), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

                 (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                 (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in Same Day Funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate or, in the case of a payment in an Offshore Currency, the Overnight Rate, for each day from the date such amount is distributed to such Bank until the date repaid.

          2.15   Payments by the Banks to the Agent.

                 (a) Unless the Agent receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in Same Day Funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in Same Day Funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate or, in the case of any Borrowing consisting of Offshore Currency Loans, the Overnight Rate, for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection 2.15(a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                 (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

          2.16 Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to
(ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.16 and will in each case notify the Banks following any such purchases or repayments.

                                 ARTICLE III

                            THE LETTERS OF CREDIT

         3.01    The Letter of Credit Subfacility.

                 (a) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Closing Date to, but not including, the Revolving Termination Date to issue Letters of Credit denominated in Dollars or an Offshore L/C Currency for the account of the Company, and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 3.02(c) and 3.02(d), and (B) to honor drafts under the Letters of Credit; and (ii) the Banks severally agree to participate in Letters of Credit Issued for the account of the Company; provided that the Issuing Bank shall not be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date"): (A) the Effective Amount of all L/C Obligations plus the Effective Amount of all Loans exceeds the aggregate Commitments or (B) the participation of any Bank in the Effective Amount of all L/C Obligations plus the Effective Amount of the Loans of such Bank exceeds such Bank's Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

                 (b) The Issuing Bank shall be under no obligation to Issue any Letter of Credit if:

                          (i)     any order, judgment or decree of any
         Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it and for which the Issuing Bank is not compensated hereunder.

                          (ii) the Issuing Bank has received written notice from any Bank, the Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied;

                          (iii) the expiry date of any requested Letter of Credit is (A) more than 360 days after the date of Issuance, unless the Required Banks and the Issuing Bank have approved such expiry date in writing, or (B) after five Business Days prior to the scheduled Revolving Termination Date, unless all of the Banks have approved such expiry date in writing;

                          (iv) any requested Letter of Credit is not in a form reasonably acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank; or

                          (v) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person.

         3.02    Issuance, Amendment and Renewal of Letters of Credit.

                 (a) Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least two Business Days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile or electronic transmission, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; (vii) the currency (which shall be Dollars or an Offshore L/C Currency) in which the Letter of Credit is to be denominated; and (viii) such other matters as the Issuing Bank may reasonably require.

                 (b) If the Agent is not the Issuing Bank, by 12:00 noon (Chicago time) on the Business Day next preceding the requested date of issuance of a Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit from the Agent (i) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under subsection 3.01(a)(ii) as a result of the limitations set forth in clauses (A) and (B) thereof or subsection 3.01(b)(ii); or (ii) that one or more conditions specified in Article V are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with the Issuing Bank's usual and customary business practices.

                 (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Bank will, upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least two Business

Days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may reasonably require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit.

                 (d) The Issuing Bank and the Banks agree that, while a Letter of Credit is outstanding and prior to the Revolving Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least two Business Days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it; provided that the Issuing Bank shall not be entitled to authorize such automatic renewal if, at least one Business Day prior to the proposed date of notification of renewal, it shall have received notice from the Agent (i) directing the Issuing Bank not to renew such Letter of Credit because such renewal is not then permitted under subsection 3.01(a)(ii) as a result of the limitations set forth in clauses (A) and (B) thereof or subsection 3.01(b)(ii); or (ii) that one or more conditions specified in Article V are not then satisfied. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to renew, and no Bank shall be obligated to participate in, any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend, and no Bank would be obligated to participate in, such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be required to authorize the automatic renewal of such Letter of Credit in accordance with this subsection 3.02(d) upon the request of the Company but the Issuing Bank shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Bank shall nonetheless renew such Letter of Credit, and the Company and the Banks hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

                 (e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Required Banks), deliver any notices of termination or other communications to any

Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the scheduled Revolving Termination Date.

                 (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit). In addition, unless the Company and the Issuing Bank shall otherwise expressly agree in writing, any purported grant of a Lien (or any requirement to do so) contained in any L/C Related Document shall be ineffective and null and void.

                 (g) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

                 (h) Within five Business Days after the end of each month, the Agent will send to each Bank a statement reflecting the outstanding Letters of Credit as of the end of such month.

         3.03    Risk Participations, Drawings and Reimbursements.

                 (a) Immediately upon the Issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such Bank, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of Section 2.01, each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Bank by an amount equal to the amount of such participation for so long as any related L/C Obligations shall be outstanding.

                 (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company and the Agent. Provided that it shall have received such notice, the Company shall reimburse the Issuing Bank prior to 12:00 noon (Chicago time) on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date") in an amount equal to the amount so paid by the Issuing Bank; provided that, if such Letter of Credit is denominated in an Offshore L/C Currency, the Company shall pay to the Issuing Bank the Dollar Equivalent of the amount of such Offshore L/C Currency paid by the Issuing Bank under such Letter of Credit. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 12:00 noon (Chicago time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Bank thereof, and the Company shall be deemed to have requested that Base Rate Loans be made by the Banks to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Commitment and subject to the conditions set forth in Section
5.02 other than any notice requirements. Any notice given by the Issuing Bank or the Agent pursuant to this subsection 3.03(b) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                 (c) Each Bank shall upon any notice pursuant to subsection 3.03(b) make available to the Agent for the account of the relevant Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the Dollar Equivalent of the drawing, whereupon the participating Banks shall (subject to subsection 3.03(d)) each be deemed to have made a Loan consisting of a Base Rate Loan to the Company in that amount. If any Bank so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Bank's Pro Rata Share of such amount by no later than 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Bank's obligation to make such payment, from the Honor Date to the date such Bank makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this Section 3.03.

                 (d) With respect to any unreimbursed drawing that is not converted into Loans consisting of Base Rate Loans to the Company in whole or in part as contemplated by subsection 3.03(b), because of the Company's failure to satisfy the conditions set forth in Section 5.02 other than any notice requirements or for any other reason, the Company shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate, and each Bank's payment to the Issuing Bank pursuant to subsection 3.03(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Bank in satisfaction of its participation obligation under this Section 3.03.

                 (e) Each Bank's obligation in accordance with this Agreement to make the Loans or L/C Advances, as contemplated by this Section 3.03, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that each Bank's obligation to make Loans under this Section 3.03 is subject to the conditions set forth in Section 5.02.

         3.04    Repayment of Participations.

                 (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has paid the Agent for the account of the Issuing Bank for such Bank's participation in the Letter of Credit pursuant to
Section 3.03 or (ii) in payment of interest thereon, the Agent will pay to each Bank, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Bank's Pro Rata Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Share of such funds of any Bank that did not so pay the Agent for the account of the Issuing Bank.

                 (b) If the Agent or the Issuing Bank is required at any time to return to the Company, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Company to the Agent for the account of the Issuing Bank pursuant to subsection 3.04(a) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Pro Rata Share of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

         3.05    Role of the Issuing Bank.

                 (a) Each Bank and the Company agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or the authority of the Person executing or delivering any such document.

                 (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Bank for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks (including the Required Banks, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

                 (c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (a) through (g) of Section 3.06; provided, however, anything in such clauses to the contrary notwithstanding, that the Company may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's wrongful dishonor of any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing:
(i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         3.06 Obligations Absolute. The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

                 (a) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                 (c) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                 (d) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                 (e) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                 (f) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

                 (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

         3.07    Letter of Credit Fees.

                 (a) The Company shall pay to the Agent for the account of each of the Banks a letter of credit fee with respect to the Letters of Credit equal to the Applicable Margin times the average daily maximum amount available to be drawn on the outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon Letters of Credit outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Revolving Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Revolving Termination Date (or such later expiration date).

                 (b) The Company shall pay to the Issuing Bank a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Bank in an amount agreed to by the Company and the Issuing Bank. Such Letter of Credit fronting fee shall be due and payable on each date of Issuance of a Letter of Credit or at such other time as may be agreed upon between the Company and the Issuing Bank.

                 (c) The Company shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

         3.08 Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.


                                 ARTICLE IV

                   TAXES, YIELD PROTECTION AND ILLEGALITY

         4.01    Taxes.

                 (a) Any and all payments by the Company to each Bank or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

                 (b) If the Company shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

                          (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 4.01), such Bank or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                          (ii) the Company shall make such deductions and withholdings;

                          (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                          (iv) the Company shall also pay to each Bank or the Agent for the account of such Bank, at the time interest is paid, Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

                 (c) The Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of (i) Taxes, (ii) Other Taxes, and
(iii) Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

                 (d) Within 30 days after the date of any payment by the Company of Taxes, Other Taxes or Further Taxes, the Company shall furnish to each Bank or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Bank or the Agent.

                 (e) If the Company is required to pay any amount to any Bank or the Agent pursuant to subsection (b) or (c) of this Section 4.01, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of such Bank is not otherwise disadvantageous to such Bank.

                 (f) Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Company be either (i) obligated to pay any amount to any Bank or the Agent pursuant to subsection (b) or (c) of this
Section 4.01 or (ii) prohibited from deducting or withholding for any applicable Taxes pursuant to subsection (a) of this Section 4.01, if the Bank or Agent fails to deliver forms to the Company in accordance with Section 10.10 on a timely basis, unless such failure would not have occurred but for a change in law or regulation or in the interpretation thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof, or the introduction of any law or regulation, that occurs on or after the date hereof.

         4.02    Illegality.

                 (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans (including Offshore Rate Loans in any Applicable Currency), then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make

Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

                 (b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 4.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall (without regard to whether the conditions specified in Section 5.02 have been satisfied) borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

                 (c)      Before giving any notice to the Agent under this
Section 4.02, the affected Bank shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

         4.03    Increased Costs and Reduction of Return.

                 (a) If any Bank determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the Offshore
Rate) in the interpretation of any law or regulation after the date of this Agreement or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) after the date of this Agreement, there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

                 (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, in any such case, after the date of this Agreement affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

         4.04 Funding Losses. The Company shall reimburse each Bank and hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

                 (a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

                 (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation except as set forth in subsection 2.05(b) or (c);

                 (c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.07;

                 (d) the prepayment (including pursuant to Section 2.07 or 2.08) or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

                 (e) the automatic conversion under Section 2.04 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained or from charges relating to any Offshore Currency Loans. For purposes of calculating amounts payable by the Company to the Banks under this Section 4.04 and under subsection 4.03(a), each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

         4.05 Inability to Determine Rates. If any two of the three Reference Banks determine that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or the Required Banks determine that the Offshore Rate applicable pursuant to subsection 2.11(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Loans hereunder shall be suspended until the Agent upon the instruction of the Required Banks revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans. In the case of any Offshore Currency Loans, the Borrowing or continuation shall be in an aggregate amount equal to the Dollar Equivalent amount of the originally requested Borrowing or continuation in the Offshore Currency, and to that end any outstanding Offshore Currency Loans which are the subject of any continuation shall be redenominated and converted into Base Rate Loans in Dollars with effect from the last day of the Interest Period with respect to any such Offshore Currency Loans.

         4.06 Reserves on Offshore Rate Loans. The Company shall pay to each Bank, in respect of any Offshore Currency Loans, additional costs arising under any applicable regulations of the central bank or other relevant Governmental Authority in the country in which the Offshore Currency of such Offshore Rate Loan circulates on the unpaid principal amount of each Offshore Rate Loan equal to the actual costs of such reserves allocated to such Loan by the Bank (as determined by the Bank in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from the Bank. If a Bank fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

         4.07 Certificates of Banks. Any Bank or any Bank's participant claiming reimbursement or compensation under this Article IV shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error. Notwithstanding anything to the contrary contained in this Agreement, no amounts shall be payable by the Company pursuant to Section 4.03, 4.04 or
4.06 with respect to any period commencing more than 180 days before the delivery of the certificate contemplated by this Section 4.07 unless such amounts are claimed as a result of the retroactive effect of any newly enacted or adopted law, rule or regulation and such certificate is delivered within 180 days after such enactment or adoption.

         4.08 Survival. The agreements and obligations of the Company in this Article IV shall survive the payment of all other Obligations.

         4.09    Replacement of Certain Banks.

                          (a)     Notwithstanding any other provision of this
Agreement, the Company, at any time after any Bank or any Bank's participant has (i) delivered a certificate pursuant to Section 4.07 or notified the Agent that it is unable to extend or maintain any Offshore Rate Loans (including Offshore Currency Loans) or (ii) failed to fund a Loan at any time that such Bank shall have been committed to make such Loan or in the event such Bank may be replaced pursuant to the provisions of subsection 11.08(e) (in any such case, a "Certificate Bank"), shall have the right to replace the Certificate Bank in accordance with this Section 4.09. Notwithstanding the foregoing, in no event may the Company replace the Certificate Bank pursuant to this Section
4.09 if (i) the Agent shall have received notice from the Required Banks specifying that a Default or an Event of Default shall have occurred and be continuing and (ii) such Default or Event of Default shall not have been subsequently cured or waived.

                          (b)     The Company, in exercising its right to
replace the Certificate Bank, shall (i) reduce the Commitment of such Bank to zero and (ii) (A) agree with one or more Banks to concurrently increase the respective Commitments of such Bank or Banks by an aggregate amount not in excess of the amount of the Commitment of the Certificate Bank prior to the exercise of this Section 4.09, in full substitution of the Certificate Bank,
(B) add one or more additional Eligible Assignees as signatories to this Agreement for Commitments equal to the amount of the Commitment of the Certificate Bank prior to the Company's exercise of this Section 4.09, in full substitution of the Certificate Bank or (C) any combination of increases in Commitments pursuant to (A) above and additional new lenders pursuant to (B) above, so long as the aggregate sum of the increases in Commitments plus the additional Commitments of the additional lenders equals the amount of the Commitment of the Certificate Bank prior to the exercise of this Section 4.09 and no new lender has a Commitment of less than $5,000,000. Any new lender becoming a signatory to this Agreement shall, without further action, be considered a Bank for all purposes of this Agreement at the time of execution of an appropriate Assignment and Acceptance.

                          (c)     The Company shall have the right to select
any additional Eligible Assignee or Eligible Assignees to become signatories to this Agreement pursuant to subsection 4.09(b) above, subject to the consent of the Agent, which consent shall not be unreasonably withheld.

                          (d)     The Company shall give the Agent and any
Certificate Bank being replaced not less than five Business Days' notice of the date (which shall be a Business Day) on which such Certificate Bank shall be replaced.

                          (e)     Each Bank or additional lender which replaces
a Certificate Bank pursuant to this Section 4.09 shall acquire all (or if more than one Bank or lender is replacing a Certificate Bank the aggregate shall severally acquire all) of the then outstanding Loans and L/C Obligations of the Certificate Bank.

                          (f)     At the time of replacement, the Certificate
Bank shall have been paid in full the principal of, and interest accrued and unpaid to the date of replacement on, all outstanding Loans and unreimbursed L/C Obligations of the Certificate Bank, and all accrued and unpaid to the date of replacement fees owing to the Certificate Bank.

                          (g)     After a Certificate Bank is replaced pursuant
to this Section 4.09, it shall have no further rights (other than rights which by the terms hereof survive the termination hereof) or obligations hereunder (and shall no longer be a "Bank" for purposes hereof); provided that a replaced Certificate Bank shall retain its rights and obligations as a Bank hereunder with respect to the period before it was so replaced (except to the extent that it shall have assigned or otherwise transferred such rights).

                                   ARTICLE V

                              CONDITIONS PRECEDENT

         5.01 Conditions of Initial Credit Extensions. The obligation of each Bank to make its initial Credit Extension hereunder is subject to the condition that the Agent shall have received on or before the date of the initial Credit Extension all of the following, in form and substance reasonably satisfactory to the Agent and each Bank, and in sufficient copies for each
Bank:

                 (a) Credit Agreement and Notes. This Agreement and the Notes executed by each party thereto;

                 (b)      Resolutions; Incumbency.

                          (i) copies of the resolutions of the board of directors of the Company and each Guarantor authorizing the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of the Company and such Guarantor; and

                          (ii) a certificate of the Secretary or Assistant Secretary of the Company and each Guarantor certifying the names and true signatures of the officers of the Company and such Guarantor authorized to execute, deliver and perform, as applicable, this Agreement and all other Loan Documents to be delivered by such Person hereunder;

                 (c) Organization Documents; Good Standing. Each of the following documents:

                          (i) the articles or certificate of incorporation and the bylaws of the Company and each Guarantor as in effect on the date hereof, certified by the Secretary or Assistant Secretary of the Company and such Guarantor as of such date; and

                          (ii) a good standing certificate for the Company from the Secretary of State (or similar, applicable Governmental Authority) of the states of Missouri, its state of incorporation, and Kansas and for each Guarantor from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation as of a recent date, together with bring-down certificates by facsimile, dated the date hereof;;

                 (d) Legal Opinions. An opinion of each of (i) Latham & Watkins, counsel to the Company and the Guarantors, substantially in the form of Exhibit D-1, and (ii) Louis J. Garr, Jr., general counsel of The May Department Stores Company, substantially in the form of Exhibit D-2, addressed to the Agent and the Banks;

                 (e) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees to the extent then due and payable on the Closing Date;

                 (f) Certificate. A certificate signed by a Responsible Officer on behalf of the Company, dated as of the Closing Date, stating that:

                          (i) the representations and warranties contained in Article VI are true and correct on and as of such date, as though made on and as of such date;

                          (ii) no Default or Event of Default exists or would result from the initial Credit Extension;

                          (iii) there has occurred since February 3, 1996, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

                          (iv) as of February 3, 1996, the Present Value of Operating Leases was $885,500,000;

                 (g) Subsidiary Guaranty. The Subsidiary Guaranty executed and delivered by a duly authorized officer of each of the Guarantors party thereto; and

                 (h) Other Documents. Such other approvals, opinions, documents or materials as the Agent or any Bank may reasonably request.

         5.02 Conditions to All Credit Extensions. The obligation of each Bank to make any Loan to be made by it (including its initial Loan) and the obligation of the Issuing Bank to issue, and of each Bank to participate in, any Letter of Credit are subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

                 (a) Notice of Borrowing or Issuance. The Agent shall have received (with, in the case of the initial Loan only, a copy for each Bank) a Notice of Borrowing or in the case of any Issuance of any Letter of Credit, the Agent and the Issuing Bank shall have received an L/C Application or L/C Amendment Application, as required under Section 3.02;

                 (b) Continuation of Representations and Warranties. The representations and warranties in Article VI shall be true and correct on and as of such Borrowing Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

                 (c) No Existing Default. No Default or Event of Default shall exist or shall result from such Borrowing or Issuance.

Each Notice of Borrowing and L/C Application or L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date or Issuance Date, that the conditions in subsection 5.02(a), (b) and (c) are satisfied.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Agent and each Bank that:

         6.01    Corporate Existence and Power.  The Company and each of its
Subsidiaries:

                 (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                 (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

                 (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

                 (d) is in compliance with all Requirements of Law; except where the failure to do so or to so comply could not reasonably be expected to have a Material Adverse Effect.

         6.02 Corporate Authorization; No Contravention. The execution, delivery and performance by the Company and the Guarantors of this Agreement and each other Loan Document have been duly authorized by all necessary corporate action, and do not and will not:

                 (a) contravene the terms of any of such Person's Organization Documents;

                 (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

                 (c) violate any Requirement of Law applicable to such Person.

         6.03 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any Guarantor of the Agreement or any other Loan Document.

         6.04 Binding Effect. This Agreement and each other Loan Document constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6.05 Litigation. There are no actions, suits, proceedings, claims or disputes pending, or, to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective properties which:

                 (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

                 (b)      may reasonably be expected to have a Material Adverse
Effect.

                 No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         6.06 No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under subsection 9.01(e).

         6.07    ERISA Compliance.  Except as specifically disclosed in
Schedule 6.07:

                 (a) Each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state law except where the failure to do so or to so comply could not reasonably be expected to have a Material Adverse Effect. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and, to the best knowledge of the Company, nothing has occurred which would
cause the loss of such qualification.   The Company and each ERISA Affiliate
has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                 (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                 (c)      (i)     No ERISA Event has occurred or is reasonably
expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability;
(iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         6.08 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by
Section 7.12. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         6.09 Taxes. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

         6.10    Financial Condition.

                 (a) The audited consolidated financial statements of the Company and its Subsidiaries for the fiscal year ended February 3, 1996 and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date:

                          (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                          (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

                          (iii) except as specifically disclosed in Schedule 6.10, show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

                 (b) Since February 3, 1996, there has been no Material Adverse Effect.

         6.11 Environmental Matters. The Company conducts in the ordinary course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 6.11, such Environmental Laws and Environmental

Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.12 Regulated Entities. None of the Company, any Person controlling the Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         6.13 Subsidiaries. As of the date of this Agreement, the Company has no Subsidiaries other than those specifically disclosed in part (a) of
Schedule 6.13. The Company has no Material Subsidiaries other than those specifically disclosed in part (b) of Schedule 6.13 or as disclosed pursuant to subsection 7.03(e) (including their jurisdictions of incorporation). As of the date of this Agreement, the Company has no equity investments in any other corporation or entity other than those specifically disclosed in part (c) of
Schedule 6.13.

         6.14 Insurance. The properties of the Company and its Subsidiaries are insured as required by Section 7.06.

         6.15 Swap Obligations. Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations.

         6.16 Full Disclosure. None of the representations or warranties made by the Company in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Closing Date) taken as a whole, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.


                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS

         So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid, unless the Required Banks waive compliance in writing:

         7.01 Financial Statements. The Company shall deliver to the Agent, with sufficient copies for each Bank:

                 (a) as soon as available, but not later than 120 days after the end of each fiscal year (commencing with fiscal year ending January
1997), a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Arthur Andersen LLP or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a consistent basis. Such opinion shall not be qualified or limited, in either case, because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records; and

                 (b) as soon as available, but not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the first fiscal quarter ending after the date hereof, a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments and the absence of notes thereto), the financial position and the results of operations of the Company and the Subsidiaries.

                 To the extent included therein, the information required to be delivered pursuant to this Section 7.01 may be delivered by delivery of the financial statements and reports required to be delivered pursuant to subsection 7.02(c).

         7.02 Certificates; Other Information. The Company shall furnish to the Agent, with sufficient copies for each Bank:

                 (a) concurrently with the delivery of the financial statements referred to in subsection 7.01(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                 (b) concurrently with the delivery of the financial statements referred to in subsections 7.01(a) and (b), a Compliance Certificate executed by a Responsible Officer;

                 (c) promptly, but not later than five days after the date of filing with the SEC, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10-K, 10-Q and 8-K) that the Company or any Subsidiary may make to, or file with, the SEC;

                 (d) promptly after the creation or acquisition of any Material Subsidiary, the name of such Material Subsidiary, a description of its business, its net worth and the value of its assets; and

                 (e) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Agent, at the request of any Bank, may from time to time request.

         7.03    Notices.  The Company shall promptly notify the Agent:

                 (a) upon any Responsible Officer becoming aware of the occurrence of any Default or Event of Default;

                 (b) of any matter that has resulted, or may, in the judgment of the Company, reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary, including pursuant to any applicable Environmental Laws;

                 (c) upon any Responsible Officer becoming aware of the occurrence of any ERISA Event (but in no event more than 10 days after such ERISA Event), and deliver to the Agent and each Bank a copy of any notice with respect to such ERISA Event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such ERISA Event;

                 (d) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries; and

                 (e) of any Subsidiary (including its jurisdiction of incorporation) which is not a Guarantor being or becoming a Material Subsidiary.

                 Each notice under this Section 7.03 shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time (although the failure to take any such action shall not constitute a Default or Event of Default under this Agreement). Each notice under subsection 7.03(a) shall describe the provisions of this Agreement or other Loan Document that have been breached or violated.

         7.04 Preservation of Corporate Existence, Etc. The Company shall, and shall cause each Material Subsidiary to:

                 (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation except as otherwise permitted by this Agreement;

                 (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except in connection with transactions permitted by
Section 8.03 and sales of assets permitted by Section 8.02 and except for any of the foregoing the expiration or termination of which could not reasonably be expected to have a Material Adverse Effect;

                 (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

                 (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         7.05 Maintenance of Property. The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its material property which is used in its business in good working order and condition, ordinary wear and tear excepted except where the failure to so maintain or preserve could not reasonably be expected to have a Material Adverse Effect.

         7.06 Insurance. The Company shall maintain, and shall cause each Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, provided that the Company and its Subsidiaries may self-insure against such risks and in such amounts as is usually self-insured by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company and its Subsidiaries operate.

         7.07 Payment of Tax Obligations. The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary.

         7.08 Compliance with Laws. The Company shall comply, and shall cause each Subsidiary to comply, with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business, except where the failure to so comply could not reasonably be expected to cause a Material Adverse Effect.

         7.09 Compliance with ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         7.10 Inspection of Property and Books and Records. The Company shall maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent and representatives of any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and, in the presence of the Company if the Company shall so request, independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company.

         7.11 Environmental Laws. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws except where the failure to do so or to so comply could not reasonably be expected to have a Material Adverse Effect.

         7.12 Use of Proceeds. The Company shall use the proceeds of the Loans for general corporate purposes and not in contravention of any Requirement of Law (including Regulation G, T, U and X of the FRB) or of any Loan Document.

         7.13 Additional Guarantors. In the event any Person shall hereafter become a Material Subsidiary, the Company shall promptly cause such Material Subsidiary to become a party to the Subsidiary Guaranty.


                                 ARTICLE VIII

                       NEGATIVE AND FINANCIAL COVENANTS

         So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid, unless the Required Banks waive compliance in writing:

         8.01 Limitation on Liens. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

                 (a) any Lien existing on property of the Company or any Subsidiary on the Closing Date and set forth in Schedule 8.01 securing Indebtedness outstanding on such date;

                 (b)      any Lien created under any Loan Document;

                 (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.07; provided that no notice of lien has been filed or recorded under the Code;

                 (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent for more than 90 days or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

                 (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

                 (f) Liens on the property of the Company or any Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business and treating as non-delinquent any delinquency which is being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

                 (g) Liens consisting of judgment or judicial attachment liens with respect to judgments that do not constitute an Event of Default and in the aggregate do not exceed $10,000,000;

                 (h) easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

                 (i) Liens on assets of corporations which become Subsidiaries after the date of this Agreement; provided, however, that such Liens existed at the time the respective corporations became Subsidiaries and were not created in anticipation thereof;

                 (j) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

                 (k) Liens securing reimbursement obligations incurred in the ordinary course of business for letters of credit, which Liens encumber only goods, or documents of title covering goods, which are purchased in transactions for which such letters of credit are issued;

                 (l) any extension, renewal or substitution of or for any of the foregoing Liens; provided that (i) the Indebtedness or other obligation or liability secured by the applicable Lien shall not exceed the Indebtedness or other obligation or liability existing immediately prior to such extension, renewal or substitution and (ii) the Lien securing such Indebtedness or other obligation or liability shall be limited to the property which, immediately prior to such extension, renewal or substitution, secured such Indebtedness or other obligation or liability; and

                 (m) other Liens securing Indebtedness or other obligations not at any time exceeding $50,000,000 in aggregate principal amount.

         8.02 Disposition of Assets. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (collectively, a "Disposition") (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

                 (a) Dispositions of inventory, or used, worn-out, obsolete or surplus equipment and other assets, all in the ordinary course of business;

                 (b) Dispositions of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

                 (c) Dispositions of assets (including leasehold interests and related assets) in connection with sale/leasebacks of stores developed by the Company or any of its Subsidiaries in the ordinary course of business in amounts and under circumstances consistent with past practices;

                 (d) Dispositions of assets received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                 (e) Dispositions of assets between and among the Company and its Wholly-Owned Subsidiaries and the Disposition of assets from any other Subsidiary to the Company or a Wholly-Owned Subsidiary of the Company; and

                 (f) Dispositions not otherwise permitted hereunder which are made for fair market value; provided that (i) at the time of any Disposition, no Event of Default shall exist or shall result from such Disposition and (ii) the aggregate sales price of all assets so sold by the Company and its Subsidiaries, together, shall not exceed in any fiscal year 5% (but for the fiscal year ending January 1997, 10%) of the total consolidated assets of the Company and its Subsidiaries, determined in accordance with GAAP, as of the beginning of such fiscal year.

                 Upon the permitted Disposition by any Guarantor of all or substantially all of its assets to any Person (and after the subsequent distribution of the consideration received therefor by such Guarantor to the Company or another Guarantor), such Guarantor shall be automatically released from its obligations under the Subsidiary Guaranty. The Agent shall provide written confirmation of such release to the Company upon the Company's request therefor.

   8.03 Consolidations and Mergers. The Company shall not, and shall not suffer or permit any Subsidiary to, merge with or consolidate into any Person, except:

        (a) the Company or any Subsidiary may merge with or consolidate into any Person, provided that (i) at the time of such merger or consolidation, no Event of Default shall exist or result from the consummation of such merger or consolidation and (ii) the Company or such Subsidiary shall be the continuing or surviving corporation;

        (b) any Subsidiary may merge with or consolidate into the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Subsidiary and a Wholly-Owned Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation and if any transaction shall be between a Subsidiary and a Guarantor, the Guarantor shall be the continuing or surviving corporation or the surviving Subsidiary becomes a Guarantor; and

        (c) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary or as otherwise permitted by Section 8.02.

Any Disposition of assets which would be permitted by Section 8.02 may also be accomplished via a merger or consolidation of a Subsidiary and such merger or consolidation shall be permitted pursuant to this Section 8.03.

   8.04 Loans and Investments. The Company shall not purchase or acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person (other than the Company), or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person (other than the Company) including any Affiliate of the Company (together, "Investments"), except for:

        (a) Investments held by the Company or Subsidiary in the form of cash equivalents or short term marketable securities;

        (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

        (c) extensions of credit by the Company to any of its Wholly-Owned Subsidiaries or by any of its Subsidiaries to the Company or one of its Wholly-Owned Subsidiaries;

        (d) advances to employees for moving, relocation and travel expenses, drawing accounts and similar expenditures and loans to employees in the ordinary course of business;

        (e) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, suppliers and customers arising in the ordinary course of business;

        (f) Investments of the Company and its Subsidiaries in existence as of the Closing Date and set forth on Schedule 8.04;

        (g) any extension or renewal of any of the foregoing;

        (h) Investments incurred in order to consummate an Acquisition of any Person principally engaged in a business substantially similar to the business of the Company; provided that (i) such Acquisition is undertaken in accordance with all applicable Requirements of Law and (ii) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained; and

        (i) other Investments made in any fiscal year not exceeding $5,000,000 in the aggregate in such fiscal year.

   8.05 Limitation on Indebtedness. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness except:

        (a) Indebtedness incurred pursuant to this Agreement;

        (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 8.07;

        (c) Indebtedness existing on the Closing Date and set forth in
Schedule 8.05;

        (d) Indebtedness constituting an Investment permitted pursuant to
Section 8.04; and

        (e) Other Indebtedness of the Company and its Subsidiaries so long as after giving pro forma effect to the incurrence of such Indebtedness as if such Indebtedness had been incurred on the last date of the most recently completed fiscal quarter the ratio of (i) Total Debt to (ii) Total Capitalization would not have been greater than 60%; provided, however, that not more than $10,000,000 of such other Indebtedness outstanding at any time shall be Indebtedness of the Subsidiaries; provided further, however, that solely for purposes of computations under this subsection 8.05(e), all such other Indebtedness outstanding at the time of such incurrence shall be included in the definitions of "Total Debt" and "Total Capitalization".

   8.06 Transactions with Affiliates. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

  8.07 Contingent Obligations. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

       (a) endorsements for collection or deposit in the ordinary course of business;

       (b) Permitted Swap Obligations;

       (c) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in Schedule 8.07;

       (d) Contingent Obligations with respect to Surety Instruments incurred in the ordinary course of business;

       (e) in addition to other Contingent Obligations permitted hereunder, Contingent Obligations which do not exceed $1,000,000 in the aggregate at any one time outstanding;

       (f) Guaranty Obligations of the Company or of any Guarantor with respect to any Indebtedness permitted pursuant to subsection 8.05(e); and

       (g) the Subsidiary Guaranty.

  8.08 Restricted Payments. The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, except that:

       (a) any Wholly-Owned Subsidiary may pay dividends and make distributions to the Company or to any other Wholly-Owned Subsidiary;

       (b) the Company and any Subsidiary may declare and make dividend payments or other distributions payable solely in its common stock; and

       (c) the Company may declare or pay cash dividends to its stockholders and purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash in an aggregate amount not in excess of 50% of Consolidated Net Income of the Company and its Subsidiaries arising after the date hereof, and computed on a cumulative consolidated basis; provided that, immediately after giving effect to such proposed action (or, in the case of dividends declared not earlier than 45 days prior to the payment thereof, at the time of such declaration), no Default or Event of Default would exist.

     8.09 ERISA. The Company shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably expected to result in liability of the Company in an aggregate amount in excess of $10,000,000; or (b) engage in a transaction that could be reasonably expected to be subject to Section 4069 or 4212(c) of ERISA.

     8.10 Change in Business. The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof. The Company shall (a) cause assets generating at least 90% of the consolidated revenues of the Company and its Subsidiaries to be owned or leased by the Company at all times and (b) cause assets generating at least 90% of Consolidated Net Income of the Company and its Subsidiaries to be owned or leased by the Company and the Material Subsidiaries existing as of the date of this Agreement at all times.

     8.11 Accounting Changes. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as permitted by GAAP or SEC reporting requirements, or change the fiscal year of the Company or of any Subsidiary.

     8.12 Financial Covenants.

          (a) Fixed Charge Coverage Ratio. For the period of four consecutive fiscal quarters ending on the last day of each fiscal quarter, the Company shall not permit the Fixed Charge Coverage Ratio to be less than 1.5:1.0.

          (b) Leverage Ratio. The Company shall not permit the ratio of (i) Total Debt to (ii) Total Capitalization to be greater than 60% as of the last day of any fiscal quarter.

          (c) Consolidated Tangible Net Worth. The Company shall not permit Consolidated Tangible Net Worth to be less than $600,000,000 as of the last day of any fiscal quarter.


                                 ARTICLE IX

                              EVENTS OF DEFAULT

     9.01 Event of Default. Any of the following shall constitute an "Event of Default":

          (a) Non-Payment. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

          (b) Representation or Warranty. Any representation or warranty by the Company or any Subsidiary made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

        (c) Specific Defaults. The Company fails to perform or observe any term, covenant or agreement (i) contained in Section 8.01, 8.04 or 8.07 and such failure continues unremedied for five Business Days or (ii) contained in either subsection 7.03(a) or Section 7.12 or in any other provision of Article VIII; or

        (d) Other Defaults. The Company fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

        (e) Cross-Default. The Company or any Subsidiary (i) fails to make any payment in respect of any Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii)fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or


        (f) Insolvency;  Voluntary Proceedings. The Company or any
Material Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or
(iv) takes any action to effectuate or authorize any of the foregoing; or

        (g) Involuntary Proceedings. (i) Any involuntary Insolvency
Proceeding is commenced or filed against the Company or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Material Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any

Insolvency Proceeding; or (iii) the Company or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

        (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $10,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $10,000,000; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $10,000,000; or

        (i) Monetary Judgments. One or more final judgments, final orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $10,000,000 or more (determined after allowance for the application of any insurance proceeds to such judgment or order), and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 10 days after the entry thereof; or

        (j) Change of Control. There occurs any Change of Control; or

        (k) Subsidiary Guaranty. The Subsidiary Guaranty shall fail to remain in full force and effect (except, with respect to any Material Subsidiary, upon the merger or consolidation of such Material Subsidiary with and into the Company or any other Material Subsidiary which is a Guarantor), or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Subsidiary Guaranty (after giving effect to any applicable grace period set forth therein), or any Guarantor shall fail to comply with any of the terms or provisions of the Subsidiary Guaranty, or any Guarantor denies that it has any further liability under the Subsidiary Guaranty, or gives notice to such effect other than as a consequence of the satisfaction of its obligations thereunder.

   9.02 Remedies. If any Event of Default occurs and is continuing, the Agent shall, at the request of, or may, with the consent of, the Required Banks,

        (a) declare the commitment of each Bank to make Loans and to issue and participate in Letters of Credit to be terminated, whereupon such commitments shall be terminated;

        (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

          (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

provided, however, that upon the occurrence and during the continuance of any Event of Default specified in subsection (f) or (g) of Section 9.01 with respect to the Company, the obligation of each Bank to make Loans and the obligation of any Issuing Bank to issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Bank. In addition, following the occurrence and during the continuance of an Event of Default, so long as any Letter of Credit has not been fully drawn and has not been canceled or expired by its terms, upon demand by the Agent, the Company shall, upon the request of the Required Banks, Cash Collateralize the dollar amount of the aggregate undrawn amount of all Letters of Credit. Such funds shall be promptly applied by the Agent to reimburse the Issuing Bank for drafts drawn from time to time under the Letters of Credit. Such funds, if any, remaining following the payment of all Obligations in full or the earlier termination of all Events of Default shall, unless the Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Company.

    9.03 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                                 ARTICLE II

                                  THE AGENT


    10.01 Appointment and Authorization; "Agent". Each Bank hereby irrevocably (subject to Section 10.09) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

        10.02 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

        10.03 Liability of Agent. None of the Agent-Related Persons shall
(i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

        10.04 Reliance by Agent.

              (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

              (b) For purposes of determining compliance with the conditions specified in Section 5.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

        10.05 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Banks in accordance with Article IX; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

          10.06 Credit Decision. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

          10.07 Indemnification of Agent. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section 10.07 shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

   10.08 Agent in Individual Capacity. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BofA in its individual capacity.

   10.09 Successor Agent. The Agent may, and at the request of the Required Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Required Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections 11.04 and 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above.

   10.10 Withholding Tax.

         (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent and the Company, to deliver to the Agent and the Company:

             (i) if such Bank claims an exemption from, or a reduction of, withholding tax undera United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

             (ii) if such Bank claims that interest paid under this Agreement is exemptfrom United States withholding tax because it is effectively connected with the conduct of a United States trade or business by such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

         (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

     Such Bank agrees to promptly notify the Agent and the Company of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

     (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent and the Company of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent and the Company will treat such Bank's IRS Form 1001 as no longer valid.

     (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

     (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent or the Company may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by subsection (a) of this Section 10.10 are not delivered to the Agent or the Company, then the Agent or the Company may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

     (e) If the IRS or any other Governmental Authority of the United
States or other jurisdiction asserts a claim that the Agent or the Company did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent or the Company of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent and the Company fully for all amounts paid, directly or indirectly, by the Agent or the Company as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent or the Company under this Section 10.10, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

   10.11 Co-Agents. None of the Banks identified on the facing page or signature pages of this Agreement as a "co-agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "co-agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


                                 ARTICLE III

                                MISCELLANEOUS

   11.01 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by the Required Banks (or by the Agent at the written request of the Required Banks) and the Company or any Guarantor, as applicable, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

         (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 9.02);

         (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest other than default interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

         (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (ii) below) any fees or other amounts payable hereunder or under any other Loan Document;

         (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

         (e) release (other than a release provided for in the last paragraph of Section 8.02) any Guarantor from the Subsidiary Guaranty; or

         (f) amend this Section 11.01, or Section 2.14, or any provision herein providing for consent or other action by all Banks;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (ii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

     11.02  Notices.

            (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 11.02, and
(ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 11.02; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

            (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II or X to the Agent shall not be effective until actually received by the Agent.

            (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

     11.03 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     11.04  Costs and Expenses. The Company shall:

            (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse the Agent promptly after demand for all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by the Agent with respect thereto; and

            (b) pay or reimburse the Agent, the Arranger and each Bank promptly after demand for all reasonable out-of-pocket costs and expenses (including reasonable Attorney Costs) incurred by them in connection with the exercise, enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

     11.05 Company Indemnification. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any Loan Document, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, or related to any Offshore Currency transactions entered into in connection herewith, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section
11.05 shall survive payment of all other Obligations.

     11.06 Payments Set Aside. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

     11.07 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the

Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

     11.08  Assignments, Participations, etc.

            (a)   Any Bank may, with the written consent of the  Company
(which consent shall not be unreasonably withheld) at all times other than during the existence of an Event of Default, the Agent and the Issuing Bank, if applicable, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company, the Agent or the Issuing Bank, if applicable, shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Bank hereunder, in a minimum amount of $5,000,000; provided, however, that the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $3,500.

         (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

         (c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that it consents to such assignment in accordance with subsection 11.08(a)), the Company shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto. The Agent shall not deliver any new Notes executed by the Company unless the Agent shall have received the old Notes to be replaced or customary indemnification in favor of the Agent and the Company with respect to lost or destroyed notes. Such old Notes shall be promptly returned to the Company.

            (d) Any Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 11.01. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 4.01, 4.03 and 11.05 as though it were also a Bank hereunder. Notwithstanding the immediately preceding sentence, all amounts payable by the Company or any Subsidiary under this Agreement and each other Loan Document shall be determined as if no such participation had been sold.

            (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Sections 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law. Notwithstanding any such pledge, such Bank shall remain liable to the Company and the Issuing Bank as if such pledge had not been made. In the event of any enforcement or proposed enforcement of such pledge the Company shall have the right to replace such Bank pursuant to the provisions of Section 4.09.

     11.09 Confidentiality. Each Bank agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (a) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (b) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that any Bank may disclose such information (i) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (ii) pursuant to subpoena or other court process; (iii) when required to do so in accordance with the provisions of any applicable Requirement of Law; (iv) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party; (v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (vi) to such Bank's independent auditors and other professional advisors; (vii) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (viii) as to any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (ix) to its Affiliates, provided that such Affiliate uses such information only in connection with this Agreement and agrees in writing to keep such information confidential.

     11.10 Set-off. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

     11.11 Notification of Addresses, Lending Offices, Etc. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     11.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     11.13 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     11.14 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     11.15  Governing Law and Jurisdiction.

            (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS;

PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

           (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

    11.16  Waiver of Jury Trial. THE COMPANY, THE BANKS AND THE AGENT
EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 11.16 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     11.17 Judgment. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Company in respect of any such sum due from it to the Agent hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Agent of any sum adjudged to be so due in the Judgment Currency, the Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Agent in the Agreement Currency, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement currency so purchased is greater than the sum originally due to the Agent in such currency, the Agent agrees to return the amount of any excess to the Company (or to any other Person who may be entitled thereto under applicable law).

     11.18  Entire Agreement. This Agreement, together with the other
Loan Documents supersedes the commitment letter dated March 13, 1996 among the Company, BofA and the Arranger and embodies the entire agreement and understanding among the Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

                          [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Chicago, Illinois by their proper and duly authorized officers as of the day and year first above written.

                                PAYLESS SHOESOURCE, INC.

                                By:
                                   -----------------------------------

                                Name:
                                     ---------------------------------

                                Title:
                                      --------------------------------

                                By:
                                   -----------------------------------

                                Name:
                                     ---------------------------------

                                Title:
                                      --------------------------------


                                BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION, as Agent

                                By:
                                   -----------------------------------

                                Name:
                                     ---------------------------------

                                Title:
                                      --------------------------------

                                BANK OF AMERICA NATIONAL TRUST AND
                                  SAVINGS ASSOCIATION, as a Bank

                                By:
                                   -----------------------------------

                                Name:
                                     ---------------------------------

                                Title:
                                      --------------------------------

                           BANK IV, N.A.

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------

                           THE FIRST NATIONAL BANK OF BOSTON

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------

                           THE BANK OF NEW YORK

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------


                           COMMERCE BANK, N.A.

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------


                           CORESTATES BANK

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------

                           THE DAI-ICHI KANGYO BANK, LTD., CHICAGO
                            BRANCH

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------


                           THE FIRST NATIONAL BANK OF CHICAGO

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------


                           WELLS FARGO BANK, N.A.

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------


                           THE FUJI BANK, LIMITED

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------


                           PNC BANK, NATIONAL ASSOCIATION

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------

                           UNION BANK, a division of Union Bank of
                             California, N.A.

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------


                           UMB BANK, n.a.

                           By:
                              -----------------------------------

                           Name:
                                ---------------------------------

                           Title:
                                 --------------------------------

                                    EXHIBIT A

                        FORM OF NOTICE OF BORROWING(1)

                                                      Date
                                                          ----------------------
Bank of America National Trust
  and Savings Association, as Agent
1455 Market Street
12th Floor
San Francisco, California 94103
Attention: Felix Bayani
Telecopy: 415/436-2700

Dear Sir or Madam:

                  Reference is made to that certain Multicurrency Credit Agreement, dated as of April 22, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Payless ShoeSource, Inc., Bank of America National Trust and Savings Association, as Agent, and the Banks named therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to such tam in the Credit Agreement. The undersigned hereby gives notice pursuant to Section 2.03 of the Credit Agreement of its request for the Banks to make Loans as follows:

         1.       Amount of the Borrowing
                  (in an aggregate amount                   ----------------
                  not less than the
                  Minimum Tranche)(2)

         2.       Borrowing Date
                  (a Business Day)                          ----------------

         3.       Type of Loans comprising
                  the Borrowing                             ----------------

---------------------

(1) Such irrevocable notice shall be given to the Agent prior to 12:00 noon, Chicago time, four Business Days prior to the requested Borrowing Date, in the case of Offshore Currency Loans, three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans denominated in Dollars, and one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans; provided however, that with respect to the
    Borrowing   to be made on the closing Date, the Notice of Borrowing shall be delivered to the Agent not later than 12:00 noon, Chicago time, on the Closing Date and such Borrowing shall consist of Base Rate Loans only.

(2) In the case of a Borrowing comprised of Offshore Currency Loans, specify the Applicable Currency.

          4.      Duration of the                      __________
                  Interest Period
                  applicable to any
                  Offshore Rate Loans (3)

          The undersigned represents and warrants that the Borrowing requested hereby complies with the requirements of Section 2.03, and the undersigned confirms that it has satisfied the conditions set forth in Section 5.02 of the Credit Agreement.

                                                PAYLESS SHOESOURCE, INC.

                                                By:_____________________________

                                                Name:___________________________

                                                Title:__________________________




_________________

(3) If this Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be one month.

                                    EXHIBIT B

                  FORM OF NOTICE OF CONVERSION/CONTINUATION(1)
                  ---------------------------------------------


                                                         Date:__________________


Bank of America National Trust
 and Savings Association, as Agent
1455 Market Street
12th Floor
San Francisco, California 94103
Attention: Felix Bayani
Telecopy: 415/436-2700

Dear Sir or Madam:

         Reference is made to that certain Multicurrency Credit Agreement, dated as of April 22, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Payless ShoeSource, Inc., Bank of America National Trust and Savings Association, as Agent, and the Banks named therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives notice pursuant to subsection 2.04(b) of the Credit Agreement that it (i) elects, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans denominated in Dollars, to convert any such Loans (or any part thereof in an amount not less than the Minimum Tranche) into Loans in Dollars of any other Type; or (ii) elects, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than the Minimum Tranche), and sets forth below the terms on which such conversion or continuation is requested to be made.



__________________

(1) This Notice of Conversion/Continuation must be received by the Agent not later than 12:00 noon, Chicago time, (i) at least three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans denominated in Dollars,
     (ii) at least four Business Days in advance of the Conversion/Continuation Date, if the Loans are to be continued as Offshore Currency Loans; and
     (iii) at least one Business Day in advance of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans.

(A)        Proposed Conversion/Continuation Date                      __________

(B)        Aggregate amount of Loans to be converted or
           continued                                                  __________

(C)        Type of Loans resulting from proposed conversion or
           continuation                                               __________

(D)        Duration of the requested Interest Period applicable to
           any Offshore Rate Loans                                    __________

                                          PAYLESS SHOESOURCE, INC.

                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________

                                    EXHIBIT C

                         FORM OF COMPLIANCE CERTIFICATE
                         ------------------------------



         The undersigned, being the ____________ of Payless ShoeSource, Inc. (the "Company"), pursuant to subsection 7.02(b) of that certain Multicurrency Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement) dated as of April 22, 1996 by and among the Company, Bank of America National Trust and Savings Association, as Agent, and the Banks party thereto, hereby certifies that:

         (i) The Company has complied and is in compliance with all the terms, covenants and conditions of the Credit Agreement, except as set forth on Schedule I hereto or as described below;

         (ii) There exists no Default or Event of Default under the Credit Agreement, except as set forth below; and

         (iii) Schedule I attached hereto sets forth financial data and computations evidencing compliance with the covenants set forth in Sections 8.01, 8.02, 8.04, 8.05, 8.07, 8.08, 8.09,
                   8.10 and 8.12 of the Credit Agreement, all of which data and computations are true, complete and correct.

         Described below are the exceptions, if any, to paragraph (ii), listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Company has taken, is taking or proposes to take with respect to each such condition or event:



            _______________________________________________________

            _______________________________________________________

            _______________________________________________________

            _______________________________________________________

         The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered this ________ day of ___________, ________.

                                             PAYLESS SHOESOURCE, INC.

                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________

                                                                      Schedule I

SECTION 8.01 - LIENS

SUBSECTION 8.01(G)



1.   Permitted aggregate Liens consisting of judgment or judicial    $10,000,000
     attachment liens

2.   Actual aggregate Liens consisting of judgment or judicial       $__________
     attachment liens pursuant to subsection 8.01(g)

SUBSECTION 8.01(M)


1.   Permitted aggregate Indebtedness secured by other Liens         $50,000,000

2.   Actual aggregate Indebtedness secured by other Liens            $__________
     pursuant to subsection 8.01(m)

SUBSECTION 8.02(F) - DISPOSITION OF ASSETS


1.   Permitted aggregate dispositions of assets consummated during   $__________
     the applicable fiscal year*

2. Actual aggregate dispositions of assets consummated during the $__________ applicable fiscal year pursuant to subsection 8.02(f)

     *Note: Each such sale must be in an amount at least equal to the fair market value thereof and the aggregate sales price of all assets so sold by the Company and its Subsidiaries in such fiscal year must not exceed 5% (other than the fiscal year ending January 1997 for which the aggregate sales price of all assets so sold by the Company and its Subsidiaries in such fiscal year must not exceed 10%) of the consolidated assets of the Company and its Subsidiaries, determined in accordance with GAAP, as of the beginning of such fiscal year.

SUBSECTION 8.04(I) -- LOANS AND INVESTMENTS

1.  Permitted aggregate other Investments during the applicable      $5,000,000
    fiscal year

2.   Actual aggregate other Investments pursuant to subsection       $__________
     8.04(i) during the applicable fiscal year

SUBSECTION 8.05(E) -- LIMITATION ON INDEBTEDNESS

1.   Permitted aggregate other Indebtedness of the Company and its   $__________
     Subsidiaries for the applicable fiscal quarter*

2.   Actual aggregate other Indebtedness of the Company and its      $__________
     Subsidiaries for the applicable fiscal quarter pursuant to subsection 8.05(e)

     *Note: After giving pro forma effect to the incurrence of such other Indebtedness as if such other Indebtedness had been incurred on the last day of the applicable fiscal quarter, the ratio of
               (a) Total Debt to (b) Total Capitalization shall not have been greater than 60%.

     (a)       Permitted aggregate other Indebtedness of the         $10,000,000
               Subsidiaries

     (b)       Actual aggregate other Indebtedness of the            $__________
               Subsidiaries pursuant to the first proviso of subsection 8.05(e)

SECTION 8.07 -- CONTINGENT OBLIGATIONS

SUBSECTION 8.07(E)


1.   Permitted aggregate other Contingent Obligations                $1,000,000

2.   Actual aggregate other Contingent Obligations pursuant to       $__________
     subsection 8.07(e)

SUBSECTION 8.07(F)


1.   Permitted aggregate Guaranty Obligations of the Company or     $___________
     any Guarantor with respect to any Indebtedness permitted pursuant to subsection 8.05(e)

2.   Actual aggregate Guaranty Obligations of the Company or any    $___________
     Guarantor with respect to any Indebtedness permitted pursuant to subsection 8.05(e)

SUBSECTION 8.08(C) -- RESTRICTED PAYMENTS


1.   Permitted aggregate amount of payments of cash dividends and   $___________
     purchases, redemptions or acquisitions by the Company of shares of its capital stock or warrants, rights or options to acquire any such shares (50% of Consolidated Net Income of the Company and its Subsidiaries)

2.   Actual aggregate amount of payments of cash dividends and      $___________
     purchases, redemptions or acquisitions by the Company of shares of its capital stock or warrants, rights or options to acquire any such shares pursuant to subsection 8.08(c)

SECTION 8.09 -- ERISA

1.   Permitted aggregate ERISA liability                             $10,000,000

2.   Actual aggregate ERISA liability pursuant to Section 8.09       $__________

Section 8.10 -- Change in Business

SECTION 8.10(A)

1.   Required ownership or leasing by the Company of assets of the   $__________
     Company and its Subsidiaries which generate at least 90% of consolidated revenues

2.   Actual ownership or leasing by the Company of assets of,        $__________
     Company and its Subsidiaries pursuant to Section 8.10(a)

SECTION 8.10(b)

1.     Required ownership or leasing by the
       Company and the Material Subsidiaries in
       existence as of the date of the Credit               $
       Agreement of assets of the Company and               --------------------
       its Subsidiaries which generate at least
       90% of Consolidated Net Income


2.     Actual ownership or leasing by the                   $
       Company and the Material Subsidiaries in             --------------------
       existence as of the date of the Credit
       Agreement of assets of the Company and
       its Subsidiaries pursuant to Section
       8.10(b)

SECTION 8.12 - FINANCIAL COVENANTS

SECTION 8.12(a) - FIXED CHARGE COVERAGE RATIO

1.     Required Fixed Charge Coverage Ratio for the
       applicable period                                    1.5 to 1.0

2. Actual Fixed Charge Coverage Ratio for the applicable period

           (a)  EBITR                                       $
                                                            --------------------

           (b)  Consolidated Interest Expense plus
                Consolidated Rental Expense                 $
                                                            --------------------
           (c)  Ratio of (a) to (b)                                       to 1.0
                                                            --------------

SUBSECTION 8.12(b) - LEVERAGE RATIO

       1.  Required Coverage Ratio for the applicable
           fiscal quarter                                   60%

       2. Actual Leverage Ratio for the applicable$ fiscal quarter

           (a)  Total Debt                                  $
                                                            --------------------
           (b)  Total Capitalization                        $
                                                            --------------------
           (c)  Ratio of (a) to (b)                                            %
                                                            -------------------
SUBSECTION 8.12(c) - MAINTENANCE OF CONSOLIDATED TANGIBLE
                     NET WORTH

       1.  Required Consolidated Tangible Net Worth         $600,000,000

       2.  Actual Consolidated Tangible Net Worth           $
                                                            --------------------

                                  EXHIBIT E

                 FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

                This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and Acceptance") dated as of ____________, _____ is made between __________ _____
(the "Assignor") and _________________________ (the "Assignee").

                                  RECITALS:


                WHEREAS, the Assignor is party to that certain Multicurrency Credit Agreement dated as of April 22, 1996 (as amended, restated, supplemented, renewed or otherwise modified from time to time, the "Credit Agreement") among Payless ShoeSource, Inc., a Missouri corporation (the "Company"), the several financial institutions from time to time party thereto (including the Assignor, the "Banks"), and Bank of America National Trust and Savings Association as agent for the Banks (the "Agent"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

                WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans to the Company and to issuing or participating in Letters of Credit in an aggregate amount not to exceed $___________ (the "Commitment");

                WHEREAS, [the Assignor has acquired a participation in the Issuing Bank's liability under Letters of Credit in an aggregate principal amount of $_________ (the "L/C Obligations")] [no Letters of Credit are outstanding under the Credit Agreement]; and

                WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, [together with a corresponding portion of each of its outstanding Loans and L/C Obligations,] in an amount equal to $__________ (the "Assigned Amount") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

                NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

        1.      Assignment and Acceptance.

                (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage Share") of (A) the Commitment and the Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

                [IF APPROPRIATE, ADD PARAGRAPH SPECIFYING PAYMENT TO ASSIGNOR BY ASSIGNEE OF OUTSTANDING PRINCIPAL OF, ACCRUED INTEREST ON, AND FEES WITH RESPECT TO, LOANS AND L/C OBLIGATIONS ASSIGNED.]

                (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount, and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections 11.04 and 11.05 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

                (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $____________.

                (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $____________.

        2.      Payments.

                (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $____________, representing the Assignee's Pro Rata Share of the principal amount of all Loans.

                (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount of $3,500 as specified in subsection 11.08(a) of the Credit Agreement.

        3.      Reallocation of Payments.

        Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

        4.      Independent Credit Decision.

        The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.01 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

        5.      Effective Date; Notices.

                (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be _____________, ____ (the "Effective Date"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                        (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                        (ii) the consent of the Company, the Issuing Bank (if applicable) and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under subsection 11.08(a) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                        (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                        (iv) the processing fee referred to in subsection 2(b) hereof and in subsection 11.08(a) of the Credit Agreement shall have been paid to the Agent; and

                        (v) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage Share of the rights and obligations of the Assignor under the Credit Agreement (if such agreement exists).

                (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company, the Issuing Bank (if applicable) and the Agent for acknowledgment by the Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.

        6.      Agent.

                (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement.

                (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.] [INCLUDE ONLY IF ASSIGNOR IS AGENT]

        7.      Withholding Tax.

        The Assignee (a) represents and warrants to the Assignor, the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Assignor with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

        8.      Representations and Warranties.

                (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder, (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

                (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

        9.      Further Assurances.

        The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

        10.     Miscellaneous.

                (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

                (b) All payments made hereunder shall be made without any set-off or counterclaim.

        (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

        (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. The Assignor and the Assignee each irrevocable submits to the non-exclusive jurisdiction of any State or Federal court sitting in Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

        (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

                           [signature page follows]


        [OTHER PROVISIONS TO BE ADDED AS MAY BE NEGOTIATED BETWEEN THE ASSIGNOR AND THE ASSIGNEE, PROVIDED THAT SUCH PROVISIONS ARE NOT INCONSISTENT WITH THE CREDIT AGREEMENT.]

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.






                                                   [NAME OF ASSIGNOR]


                                                    By:_________________________

                                                    Title:______________________


                                                    By:_________________________

                                                    Title:______________________


                                                    Address:





                                                    [NAME OF ASSIGNEE]


                                                    By:_________________________

                                                    Title:______________________


                                                    By:_________________________

                                                    Title:______________________


                                                    Address:

                                  SCHEDULE 1

                     NOTICE OF ASSIGNMENT AND ACCEPTANCE


                                                          _____________, ____
Bank of America National Trust
  and Savings Association, as Agent
1455 Market Street
12th Floor
San Francisco, California 94103
Attention: Felix Bayani
Telecopy: 415/436-2700

[Name and Address of Issuing Bank]

Payless ShoeSource, Inc.
3231 East 6th Street
Topeka, Kansas 66601

Ladies and Gentlemen:

     We refer to the Multicurrency Credit Agreement dated as of April 22, 1996 (as amended, restated, supplemented, renewed or otherwise modified from time to time, the "Credit Agreement") among Payless ShoeSource, Inc., a Missouri corporation (the "Company"), the Banks referred to therein and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent"). Terms defined in the Credit Agreement are used herein as therein defined.

     1. We hereby give you notice of, and request your consent to, the assignment by __________ (the "Assignor") to ___________ (the "Assignee") of_____________ % of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitment of the Assignor, all outstanding Loans made by the Assignor and the Assignor's participation in the Letters of Credit) pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). Before giving effect to such assignment, the Assignor's Commitment is $______________, the aggregate amount of its outstanding Loans is $_________ and its participation in L/C Obligations is $____________.

     2. The Assignee agrees that, upon receiving the consent of the Agent, the Issuing Bank (if applicable) and the Company (if applicable) to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

     3.  The following administrative details apply to the Assignee:

         (A)   Notice Address:

               Assignee name:
                             ______________________________
               Address:
                             ______________________________

                             ______________________________

                             ______________________________
               Attention:
                             ______________________________
               Telephone:    (  )
                             ______________________________
               Telecopier:   (  )
                             ______________________________

               Telex (Answerback):
                                  _________________________

         (B)   Payment Instructions:

               Account No.:
                             ______________________________
                       At:
                             ______________________________

                             ______________________________

                             ______________________________
               Reference:
                             ______________________________
               Attention:
                             ______________________________

     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

                      [signature pages follow]

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                           Very truly yours,

                                           [NAME OF ASSIGNOR)

                                           By:______________________________

                                           Title:___________________________


                                           By:______________________________

                                           Title:___________________________


                                           [NAME OF ASSIGNEE]

                                           By:______________________________

                                           Title:___________________________


                                           By:______________________________

                                           Title:___________________________


Acknowledged and Assignment consented
to as of the date first above mentioned:

PAYLESS SHOESOURCE, INC.

By:______________________________

Title:___________________________


By:______________________________

Title:___________________________

BANK OF AMERICA NATIONAL TRUST AND
 SAVINGS ASSOCIATION, as Agent

By:______________________________

Title:___________________________


[ISSUING BANK]

By:______________________________

Title:___________________________

                                  EXHIBIT F

                           FORM OF PROMISSORY NOTE

$__________________ (Dollar Equivalent)                     Chicago, Illinois

                                                            _________,_______

          FOR VALUE RECEIVED, the undersigned, PAYLESS SHOESOURCE, INC., a Missouri corporation (the "Company"), hereby promises to pay to the order of___________________, a ___________________ _______________________ (the
"Bank") at the Agent's Payment Office (as defined in the Credit Agreement referred to below) in the Applicable Currency in which each Loan was made, in funds customary for the settlement of international transactions in such Applicable Currency and in immediately available funds, the aggregate unpaid principal amount of all Loans made by the Bank to the Company pursuant to
Section 2.01 of the Credit Agreement (as hereinafter defined). The Company acknowledges that Loans, subject to the terms and conditions of the Credit Agreement, may be made in currencies other than Dollars and agrees to repay or prepay, as the case may be, all such Loans in the Applicable Currency in which each such Loan was made in the manner set forth in the Credit Agreement, regardless of whether the Dollar Equivalent thereof at the time of payment is less than, equal to or greater than the Commitment of the Bank or the Dollar Equivalent of such Loans at any other time. Except as expressly provided by the Credit Agreement with respect to currency fluctuations, the Company agrees that the Dollar Equivalent of all Loans made by such Bank shall not exceed __________ ($__________). The Company further agrees to pay interest in such Applicable Currency at such office on the unpaid principal amount hereof from time to time outstanding at the applicable interest rate per annum determined as provided in, and payable as specified in, Article II of the Credit Agreement.

          The holder of this Note is authorized to record the date, Type, currency and amount of each Loan made by the Bank pursuant to
Section 2.01 of the Credit Agreement, each continuation thereof, the date of each interest rate conversion pursuant to Sections 2.04 and 2.05 of the Credit Agreement and the Dollar Equivalent principal amount subject thereto, the date and amount of each payment or prepayment of principal hereof and, in the case of each Offshore Rate Loan, the length of the Interest Period with respect thereto on the Schedules annexed hereto and made a part hereof (or on any other record customarily maintained by such Bank with respect to this Note) or otherwise on the records of the Bank, and any such recordation shall (in the absence of manifest error) constitute rebuttably presumptive evidence of the accuracy of the information recorded; provided, however, that the failure to make any such recordation shall not affect the obligations of the Company in respect of such Loan.

          This Note is one of the Notes referred to in that certain Multicurrency Credit Agreement dated as of April 22, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Company, Bank of America National Trust and Savings Association, as Agent, and the Banks named therein, and is subject to the provisions thereof and to optional and mandatory prepayment in whole or in part as provided therein. Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein.

         Upon the occurrence and during the continuance of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note may become, or may be declared to be, immediately due and payable, all as provided therein.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.


                               PAYLESS SHOESOURCE, INC.


                               By:__________________________

                               Name:________________________

                               Title:_______________________

                                                                SCHEDULE A TO
                                                               PROMISSORY NOTE



                             BASE RATE LOANS AND
                        REPAYMENTS OF BASE RATE LOANS
                        -----------------------------



                                                                   UNPAID
                          AMOUNT                     AMOUNT       PRINCIPAL
                        CONVERTED                  CONVERTED       BALANCE
           AMOUNT OF        TO       AMOUNT OF        TO             OF
           BASE RATE    BASE RATE    PRINCIPAL   OFFSHORE RATE    BASE RATE       NOTATION
  DATE       LOANS        LOANS       REPAID         LOANS          LOANS          MADE BY
  ----      -------      -------     --------       -------        -------        --------

-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------
-------     -------      -------      -------       -------        -------         -------

                                                                SCHEDULE B TO
                                                               PROMISSORY NOTE




                            OFFSHORE RATE LOANS AND
                       REPAYMENTS OF OFFSHORE RATE LOANS
                       ---------------------------------



                                           INTEREST                                     UNPAID
                            AMOUNT        PERIOD AND                   AMOUNT         PRINCIPAL
           AMOUNT OF      CONVERTED     OFFSHORE RATE                CONVERTED       BALANCE OF
           OFFSHORE          TO             WITH        AMOUNT OF        TO           OFFSHORE
             RATE       OFFSHORE RATE      RESPECT     PRINCIPAL      BASE RATE         RATE        NOTATION
  DATE       LOANS          LOANS          THERETO       REPAID         LOANS           LOANS        MADE BY
  ----      -------        -------        --------      -------        -------         -------       -------

-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------
-------     -------        -------        -------       -------        -------         -------      -------

                                                                SCHEDULE C TO
                                                               PROMISSORY NOTE



                         OFFSHORE CURRENCY LOANS AND
                    REPAYMENTS OF OFFSHORE CURRENCY LOANS
                    -------------------------------------



                                          INTEREST                       UNPAID
                                         PERIOD AND                     PRINCIPAL
           AMOUNT OF                    OFFSHORE RATE                   BALANCE OF
           OFFSHORE        AGREED           WITH        AMOUNT OF        OFFSHORE
           CURRENCY      ALTERNATIVE      RESPECT      PRINCIPAL         CURRENCY    NOTATION
  DATE       LOANS        CURRENCY        THERETO        REPAID           LOANS       MADE BY
  ----      -------       --------       --------       -------          -------      -------

-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------
-------     -------        -------        -------       -------          -------      -------

                                    EXHIBIT G

                           FORM OF SUBSIDIARY GUARANTY

         This Subsidiary Guaranty (as amended, restated, supplemented, renewed or otherwise modified from time to time, this "Guaranty") is entered into as of April 22, 1996, by Payless ShoeSource Merchandising, Inc., a Kansas corporation, Payless ShoeSource Distribution, Inc., a Kansas corporation, and Payless ShoeSource Worldwide, Inc., a Kansas corporation (each a "Guarantor" and, collectively, the "guarantors") in favor of Bank of America National Trust and Savings Association, as agent for the financial institutions from time to time party to the Credit Agreement described below (the "Banks") (in such capacity, the "Agent"), and such Banks.

                                    RECITALS:

         A. Payless ShoeSource, Inc., a Missouri corporation (the "Company"), the Agent and the Banks entered into a Credit Agreement dated as of April 22, 1996. The Credit Agreement as now in effect or hereafter extended, renewed, modified, supplemented, amended or restated is hereinafter called the "Credit Agreement".

         B. The Banks are willing to make certain Loans to the Company and the Issuing Bank is willing to issue Letters of Credit for the account of the Company as provided in the Credit Agreement on the condition (among others) that the Guarantors enter into this Guaranty.

         C. Each Guarantor, as a wholly-owned Subsidiary of the Company, will derive substantial and direct benefits (which benefits are hereby acknowledged by the Guarantors) from the Loans and the Letters of Credit and other benefits to be provided to the Company under the Credit Agreement.

         D. In order to induce the Banks to make such Loans available to the Company and to induce the Issuing Bank to issue such Letters of Credit for the account of the Company, and for other valuable consideration, the Guarantors issue this Guaranty.

            1. Definitions. Unless otherwise defined herein, capitalized terms used in this Guaranty have the meanings given to such terms from time to time in the Credit Agreement. References to the Banks or any Bank herein shall include the Issuing Bank in its capacity as a Bank and as Issuing Bank.

            2. Guaranty.

            2.1 Guaranty. Each Guarantor hereby irrevocably, absolutely and unconditionally jointly and severally guarantees the full and punctual payment or performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all of the Obligations, including (a) Obligations in respect of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy
Code or the operation of Sections 502(b) and 506(b) of the Bankruptcy Code and
(b) Obligations to
deliver and pledge cash collateral upon certain events. This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Agent or any Bank exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of such Guarantor hereunder. The Agent or any Bank may permit the indebtedness of the Company to the Agent or any Bank to include indebtedness other than the Obligations and may apply any amounts received from any source, other than from the Guarantors, to that portion of the Company's indebtedness to the Agent or any Bank which is not a part of the Obligations.

         2.2 Obligations Independent. The obligations hereunder are independent of the obligations of the Company, and a separate action or actions may be brought and prosecuted against the Guarantors whether action is brought against the Company or whether the Company be joined in any such action or actions.

         2.3 Authorization of Renewals Etc. Each Guarantor authorizes the Agent and each Bank without notice or demand and without affecting its liability hereunder, from time to time:


              (a) to renew, compromise, extend, accelerate or otherwise change the time for payment, or otherwise change the terms, of the Obligations, including any increase or decrease of the rate of interest thereon, or otherwise change the terms of the Credit Agreement or any other Loan Document;

              (b) to receive and hold security for the payment of this Guaranty or the Obligations and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

              (c) to apply such security and direct the order or manner of sale thereof as the Agent, or any Bank, as the case may be, in its or their discretion may determine; and

              (d) to release or substitute any one or more of any endorsers or guarantors of the Obligations.


Each Guarantor further agrees the performance or occurrence of any of the acts or events described in clauses (a), (b), (c) and (d) above with respect to indebtedness or other obligations of the Company, other than the Obligations, to the Agent or any Bank, shall not affect the liability of such Guarantor hereunder.

         2.4 Waiver of Certain Rights. Each Guarantor waives any right to require the Agent or any Bank:


             (a) to proceed against the Company or any other Person;

             (b) to proceed against or exhaust any security for the Obligations or any other indebtedness of the Company to the Agent or any Bank; or

             (c) to pursue any other remedy in the Agent's or any such Bank's power whatsoever.

         2.5 Waiver of Certain Defenses. Each Gurantor waives any defense arising by reason of any disability or other defense of the Company, or the cessation from any cause whatsoever of the liability of the Company, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor relief proceeding, or from any other cause, or any claim that such Guarantor's obligations exceed or are more burdensome than those of the Company. Each Guarantor waives any benefit of, and any right to participate in, any security or other guaranty now or hereafter held by the Agent or any Bank securing the Obligations.

         2.6 Waiver of Presentments, Etc. Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Obligations or any other indebtedness of Company to the Agent or any Bank.

         2.7 Information Relating to Company. Each Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from the Company such information concerning the Company's financial condition or business operations as such Guarantor may require and that neither the Agent nor any Bank has any duty at any time to disclose to any Guarantor any information relating to the business operations or financial condition of the Company.

         2.8 Right of Set-off. In addition to any rights and remedies of the
Banks provided by law, if any Guarantor has failed to make any payment     due
hereunder upon demand, each Bank is authorized at any time and from time to time, without prior notice to such Guarantor, any such notice being waived by such Guarantor to the fullest extent permitted by law, to set-off and apply any and all Guarantor deposits (general or special time or demand, provisional or final) at any time held and other indebtedness at anytime owing by such Bank to or for the credit or the account of such Guarantor against any and all obligations of such Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not the Agent or such Bank shall have made demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. Each Bank agrees promptly to notify such Guarantor and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 2.8 are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

         2.9 Reinstatement of Guaranty. If any payment or/transfer of any interest in property by the Company to the Agent or any Bank in fulfillment of any Obligation is rescinded or must at any time (including after the return or cancellation (other than by written release herefrom) of this Guaranty) be returned, in whole or in part, by the Agent or any Bank to the Company or any other Person, upon the insolvency, bankruptcy or reorganization of the Company or otherwise, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior return or cancellation.

         2.10 Powers. It is not necessary for the Agent or any Bank to inquire into the powers of the Company or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.



         2.11 Taxes.

              (a) Any and all payments by any Guarantor to each Bank or the Agent under this Guaranty shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, such Guarantor shall pay all Other Taxes.

              (b) If any Guarantor shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

                  (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 2.11), such Bank or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                  (ii) such Guarantor shall make such deductions and withholdings;

                  (iii) such Guarantor shall pay the full amount deducted or withheld to the relevant taxing authority) or other authority in accordance with applicable law; and

                  (iv) such Guarantor shall also pay to each Bank or the Agent for the account of such Bank, at the time interest is paid, Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

              (c) Each Guarantor agrees to indemnify and hold harmless each Bank and the Agent for the full amount of (i) Taxes, (ii) Other Taxes and
    (iii) Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes Other Taxes or Further Taxes have not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising thereform or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made with 30 days after the date the Bank or the Agent makes written demand therefor.

               (d) Within 30 days after the date of any payment by any Guarantor of Taxes, Other Taxes or Further Taxes, such Guarantor shall furnish to each Bank or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Bank or the Agent.

         (e) If any Guarantor is required to pay any amount to any Bank or the Agent pursuant to subsection (b) or (c) of this Section 2.11, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Guarantor which may thereafter accrue, if such change in the sole judgment of such Bank is not otherwise disadvantageous to such Bank.

          (f) Notwithstanding anything to the contrary contained in this Guaranty, in no event shall any Guarantor be either (i) obligated to pay any amount to any Bank or the Agent pursuant to subsection (b) 'or (c) of this Section 2.11 or (ii) prohibited from deducting or withholding for any applicable Taxes pursuant to subsection (a) of this Section 2.11, if the Bank or Agent fails to deliver forms to such Guarantor in accordance with
    Section 10.10 of the Credit Agreement on a timely basis, unless such failure would not have occurred but for a change in law or regulation or in the interpretation thereof by any governmental or regulatory agency or body charged with the administration or interpretation thereof, or the introduction of any law or regulation, that occurs on or after the date hereof.

          (g) For purposes of this Section, (i) "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, taxes imposed on or measured by such Bank's or the Agent's net income by the jurisdiction (or any political subdivision thereof) under
    the laws of which   such Bank or the Agent, as the case may be, is
    organized or maintains a lending office; (ii) "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, execution or registration of, or otherwise with respect to, this Guaranty; and (iii) "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to this Guaranty.

         2.12 Subrogation. None of the Guarantors shall have any right of subrogation, indemnification or recourse to any Obligations or collateral or other guarantees therefor or against the Company or any of its assets or property until the Obligations shall have been paid in full.

     3. Representations and Warranties. Each Guarantor represents and warrants to the Agent and each Bank as follows:

          3.1 Corporate Existence and Power. Such Guarantor (a) is a corporation duly organized, validly existing and, in good standing under the laws of the jurisdiction of its incorporation; (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver and perform its obligations under this Guaranty and any other Loan Document to which it is a party, (c) is duly qualified as a foreign corporation, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect; and (d) is in compliance with all Requirements of Law except where the failure to do so or to so comply could not reasonably be expected to have a Material Adverse Effect.

          3.2 Corporate Authorization; No Contravention. The execution, delivery and performance by such Guarantor of his Guaranty and any other Loan Document to which it is party, have been duly authorized by all necessary corporate action, and do not and will not (a) contravene the terms of any of such Guarantor's Organization Documents; (b) conflict with or result in any breach or contravention of or the creation of, any lien under any document evidencing any Contractual Obligation to which such Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which such Guarantor or its property is subject, or (c) violate any Requirement of Law applicable to such Guarantor.

          3.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, ion, delivery or performance by, or enforcement against, such Guarantor of this Guaranty or any other Loan Document to which it is a party.

          3.4 Binding Effect. This Guaranty and each other Loan Document to which such Guarantor is a party constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          3.5 Regulated Entities. None of such Guarantor, any Person controlling such Guarantor or any Subsidiary of such Guarantor is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur or guarantee Indebtedness.

          3.6 Other Representations. Each of the Guarantors represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct in all material respects as of the date hereof.

    4.  Miscellaneous.

        4.1 Application of Payments on Guaranty. All payments required to be made by any Guarantor hereunder shall, unless otherwise expressly provided herein, be made to the Agent for the account of the Banks at the Agent's Payment Office and, with respect to principal of, interest on, and any other amounts relating to, any Offshore Currency Loan, shall be made in the Offshore Currency in which such Loan is denominated or payable and, with respect to all other amounts payable hereunder, shall be made in Dollars. The Agent will
promptly distribute to each Bank its Pro Rata Share (or other   applicable
share as expressly provided in the Credit Agreement) of such principal, interest, fees or other amounts in like funds as received. Payments received from any Guarantor shall, unless otherwise expressly provided herein, be applied to costs, fees or other expenses due under the Loan Documents, any interest (including interest due under subsection 2.11(c) of the Credit Agreement), any principal due under the Loan Documents and any other Obligations, in such order as the Agent, with the consent of or at the request of the Required Banks, shall determine.

        4.2 Assignment, Participations, Confidentiality. Any Bank may from time to time, without notice to the Guarantors and without affecting the Guarantors' obligations hereunder, transfer its interest in the Obligations to Participants and Assignees as provided in the Credit Agreement. Each Guarantor agrees that each such transfer will give rise to a direct obligation of such Guarantor to each Assignee to which the Company, if required, shall have consented to and that each Assignee shall have the same rights and benefits under this Guaranty as it would have if it were a Bank party to the Credit Agreement and this Guaranty. The Guarantors, the Agent and each Bank agree that the provisions of Section 11.09 of the Credit Agreement shall apply to all information identified as "confidential" or "secret" by any Guarantor and provided to the Agent or such Bank by any Guarantor or any Subsidiary of a Guarantor under this Guaranty or any other Loan Document to which such Guarantor is a party.

        4.3 Successors and Assigns. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of; and shall be enforceable by, the Agent and the Banks and their respective successors and assigns pursuant to the Credit Agreement.

        4.4 Loan Document. This Guaranty is a Loan Document executed and delivered pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof. Without limiting the generality of the foregoing, the provisions of Sections 1.02 and 1.03 of the Credit Agreement shall apply to the interpretation and administration of this Guaranty as if such provisions were incorporated herein, with all references to the "Agreement" in such Sections 1.02 and 1.03 being deemed to be references to this Guaranty.

        4.5 Waivers; Writing Required. No delay or omission by the Agent or any Bank to exercise any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default. Any amendment or waiver of any provision of this Guaranty must be in writing and signed by the Guarantors and the Agent, with the written consent of the Required Banks or all of the Banks, in accordance with the terms of
Section 11.01 of the Credit Agreement.

          4.6 Remedies. All rights and remedies provided in this Guaranty and any instrument or agreement referred to herein are cumulative and are not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

          4.7 Costs and Expenses. Each Guarantor agrees to pay or reimburse the Agent and each Bank promptly after demand for all reasonable out-of-pocket costs and expenses (including reasonable Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Guaranty during the existence of an Event of Default or after acceleration of the Loans (including all costs and expenses incurred in connection with any "workout" or restructuring regarding amounts due under this Guaranty, and including all costs and expenses incurred in any Insolvency Proceeding or appellate proceeding).

          4.8 Severability. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement referred to herein shall not in anyway affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement referred to herein.

          4.9 GOVERNING LAW AND JURISDICTION.

              (a) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE with, the LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

              (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH OF THE GUARANTORS, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GUARANTORS, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. EACH OF THE GUARANTORS, THE GUARANTORS. THE AGENT AND THE BANKS WAIVERS PERSONAL SERVICE OR ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

          4.10 WAIVER OF JURY TRIAL. THE GUARANTORS, THE BANKS AND THE
AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTORS, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO
ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

          4.11 Nature of Obligations. All obligations and liabilities of the Guarantors hereunder shall be joint and several.

          4.12 Certain Limitations. Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the Bankruptcy Code or any provisions of applicable state law.

          4.13 Entire Agreement. This Guaranty (a) integrates all the terms and conditions mentioned herein or incidental hereto, (b) supersedes all oral negotiations and prior writings with respect to the subject matter hereof, and
(c) is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by the parties.

     IN WITNESS WHEREOF, the Guarantors have executed this Guaranty by its duly authorized officers as of the day and year first above written.



                                          PAYLESS SHOESOURCE MERCHANDISING, INC.

                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________


                                          PAYLESS SHOESOURCE DISTRIBUTION, INC.


                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________


                                          PAYLESS SHOESOURCE WORLDWIDE, INC.



                                          By:___________________________________

                                          Name:_________________________________

                                          Title:________________________________

Acknowledged and Agreed to as of
the day and year first above written.

PAYLESS SHOESOURCE, INC.


By:___________________________________

Name:_________________________________

Title:________________________________

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


     This Amendment (this "Amendment") is entered into as of December 16, 1996, among Payless ShoeSource, Inc., a Missouri corporation (the "Company"), the several financial institutions signatory hereto, and Bank of America National Trust and Savings Association, individually and as agent (the "Agent").

                                    RECITALS

     A. The Company, the Agent and the Banks are party to that certain credit agreement dated as of April 22, 1996 ( the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Company, the Agent and the undersigned Banks wish to amend the Credit Agreement on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendment to Credit Agreement. Upon the "Effective Date" (as defined below), Section 8.08(c) of the Credit Agreement shall be amended in its entirety to read as follows:

               "(c) the Company may declare or pay cash dividends to its stockholders and purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash in an aggregate amount (i) not in excess of
          $200,000,000 during   the period from the effective date of Amendment
          No. 1 to this Credit Agreement to and including January 31, 1998 and
          (ii) thereafter not in excess of an amount equal to 75% of Consolidated Net Income of the Company and its Subsidiaries arising on or after February 1, 1998, and computed on a cumulative consolidated basis; provided that, immediately after giving effect to such proposed action (or, in the case of dividends declared not earlier than 45 days prior to the payment thereof, at the time of such declaration), no Default or Event of Default would exist."

          2. Representations and Warranties of the Company. The Company represents and warrants that:

               (a) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

               (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

               (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

          3. Effective Date. Section 1 of this Amendment shall become effective upon the date (the "Effective Date") of the execution and delivery hereof by the Company, the Agent and the Required Banks (without respect to whether it has been executed and delivered by all Banks).

          4.   Reference to and Effect Upon the Credit Agreement.

               (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          5.   Costs and Expenses.

               (a)  The Company hereby affirms its obligation under Section
     11.04 of the Credit Agreement to reimburse the Agent for all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation and execution of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

          6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             PAYLESS SHOESOURCE, INC.

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION, as Agent

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             BANK OF AMERICA NATIONAL TRUST AND
                               SAVINGS ASSOCIATION, as a Bank

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________

                             BANK IV, N.A.

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             THE FIRST NATIONAL BANK OF BOSTON

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             THE BANK OF NEW YORK

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             COMMERCE BANK, N.A.

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             CORESTATES BANK

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________

                             THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             THE FIRST NATIONAL BANK OF CHICAGO

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             WELLS FARGO BANK, N.A.

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             THE FUJI BANK, LIMITED

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             PNC BANK, NATIONAL ASSOCIATION

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________

                             UNION BANK, a division of Union Bank of
                             California, N.A.

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             UMB BANK, n.a.

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________


                             TOYO TRUST AND BANKING COMPANY LTD.

                             By:______________________________________

                             Name:____________________________________

                             Title:___________________________________

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


         This Amendment (this "Amendment") is entered into as of November 10, 1997 among Payless ShoeSource, Inc., a Missouri corporation (the "Company"), the several financial institutions signatory hereto, and Bank of America National Trust and Savings Association, individually and as agent (the "Agent").

                                    RECITALS

         A. The Company, the Agent and certain financial institutions (the "Existing Banks") are party to that certain credit agreement dated as of April 22, 1996 ( as previously amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Company, the Agent and the Existing Banks wish to amend the Credit Agreement on the terms and conditions set forth below.

         C. The undersigned financial institutions which are not Existing Banks (the "New Banks" and, together with the Existing Banks, the "Banks") wish to become parties to the Credit Agreement, as amended hereby.

         Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  1. Amendment to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

                     (a) The table within the definition of "Applicable
                  Commitment Fee Percentage" in Section 1.01 is amended in its entirety to read as follows:

                                                          Applicable Commitment
                           Fixed Charge Coverage Ratio       Fee Percentage
                           ---------------------------    ---------------------

                                    Level I Status                .075%
                                    Level II Status                .10%
                                    Level III Status              .125%
                                    Level IV Status                .15%

                     (b) The table within the definition of "Applicable Margin"
                  in Section 1.01; amended in its entirety to read as follows:

                           Fixed Charge Coverage Ratio       Applicable Margin
                           ---------------------------       -----------------

                                    Level I Status                .225%

                                    Level II Status               .30%
                                    Level III Status              .375%
                                    Level IV Status               .45%

                     (c) The definition of "Change in Control" in Section 1.01
                  is amended in its entirety to read as follows:

                                    "Change in Control" means (a) the
                           acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding shares of voting stock of the Company, or (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the Company's board of directors (together with any new directors whose election by the Company's board of directors or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reasons other than death or disability to constitute a majority of the directors then in office.

                           (d) The definitions of "Level I Status", "Level II
                  Status" and "Level III Status" in Section 1.01 are amended in their entirety to read as follows and a new definition is added immediately thereafter as follows:

                                    "Level I Status" exists at any date if at
                           such date the Fixed Charge Coverage Ratio is greater than 2.25:1.0.

                                    "Level II Status" exists at any date if at
                           such date the Fixed Charge Coverage Ratio is less than or equal to 2.25:1.0 but greater than 2.0:1.0.

                                    "Level III Status" exists at any date if at
                           such date the Fixed Charge Coverage Ratio is less than or equal to 2.0:1.0 but greater than 1.75:1.0.

                                    "Level IV Status" exists at any date if at
                           such date the Fixed Charge Coverage Ratio is less than or equal to 1.75:1.0.

                           (e) The date "April 22, 2001" in part (a) of the
                  definition of Revolving Termination Date in Section 1.01 of the Credit Agreement is deleted and replaced by a reference to "November 9, 2002."

                           (f) Section 8.02 of the Credit Agreement is amended
                  by deleting the word "and" at the end of Section 8.02(e), substituting ";and" for the "." at the end of Section 8.02(f) and adding a new Section 8.02(g) as follows:

                                    "(g)    Dispositions of Investments in
                           joint ventures made pursuant to Section 8.04(i)."

                           (g) Section 8.04(i) of the Credit Agreement shall be
                  amended in its entirety to read as follows:

                                    "(i) other Investments made during the
                           term of this Agreement not exceeding $50,000,000 in the aggregate."

                           (h) Section 8.05(e) of the Credit Agreement shall be
                  amended in its entirety to read as follows:

                                    "(e) Other Indebtedness of the Company and
                           its Subsidiaries so long as after giving pro forma effect to the incurrence of such Indebtedness as if such Indebtedness had been incurred on the last date of the most recently completed fiscal quarter the ratio of (i) Total Debt to (ii) Total Capitalization would not have been greater than 60%; provided, however, that the amount of such other Indebtedness which is Indebtedness of Subsidiaries (exclusive of Indebtedness owing to the Company or a Subsidiary) shall at no time exceed an amount equal to 5% of the Company's Consolidated Tangible Net Worth at such time; provided further, however, that solely for purposes of computations under this subsection 8.05(e), all such other Indebtedness outstanding at the time of such incurrence shall be included in the definitions of "Total Debt" and "Total Capitalization"."

                           (i) Section 8.08(a) of the Credit Agreement shall be amended in its entirety to read as follows:


                                    "(a) any Subsidiary may pay ratable
                           dividends and make ratable distributions to its equity holders;"

                           (j) Section 8.08(c) of the Credit Agreement shall be
                  amended in its entirety to read as follows:

                                    "(c) the Company may declare or pay cash
                           dividends to its stockholders and purchase, redeem or otherwise acquire shares of its capital stock or warrants, rights or options to acquire any such shares for cash; provided that, immediately after giving effect to such proposed action (or, in the case of dividends declared not earlier than 45 days prior to the payment thereof, at the time of such declaration), no Default or Event of Default would exist."

                           (k) Section 8.10 of the Credit Agreement shall be
                  amended in its entirety to read as follows:


                                    "Conduct of Business. The Company will, and
                           will cause each of its Subsidiaries to, carry on and conduct its business in substantially the same manner and in substantially the same, related or, in the Company's reasonable business judgement, materially synergistic fields of enterprise as it is presently conducted. The Company shall (a) cause assets (including rights as franchisor under franchising arrangements (but not including the assets of franchisees)) generating at least 90% of the consolidated revenues of the Company and its Subsidiaries to be owned or leased by the Company at all times and (b) cause assets (including right as franchisor under franchising arrangements (but not including the assets of franchisees)) generating at least 90% of Consolidated Net Income of the Company and its Subsidiaries to be owned or leased by the Company and the Material Subsidiaries existing as of the date of this Agreement at all times."

                           (l) Section 8.12(c) of the Credit Agreement shall be
                  amended in its entirety to read as follows:

                                    "(c)    Consolidated Tangible Net Worth.
                           The Company shall not permit Consolidated Tangible Net Worth as of the last day of any fiscal quarter to be less than $650,000,000."

                           (m) Schedule 2.01 to the Credit Agreement is amended
                  in its entirety to read as set forth on Exhibit A hereto.


                           (n) Schedule 11.02 to the Credit Agreement is amended
                  by (i) deleting all information pertaining to the Exiting Banks and (ii) adding the information set forth on Exhibit B hereto with respect to the New Banks.

                  2. New Banks: Exiting Bank Consents. Upon the effectiveness of this Amendment, each "New Bank" shall become a "Bank" under the Credit Agreement, as amended hereby. Upon the effectiveness of this Amendment, the Commitments of each of the Banks listed on Exhibit C hereto (each an "Exiting Bank") shall be reduced to zero and each Exiting Bank shall cease to have any rights or duties as a "Bank" under the Credit Agreement, as amended, (other than indemnification rights which survive the termination of the Credit Agreement). Each Exiting Bank's execution hereof shall be deemed to evidence only its agreement with the preceding sentence and its consent, in its capacity as a "Bank" under the Credit Agreement, to the amendments set forth in Section 1 above.

                  3. Pricing Agreement. Notwithstanding any provision to the contrary in the Credit Agreement, the Company and the Banks agree that the Applicable Commitment Fee Percentage shall be .125% and the Applicable Margin shall be .375% from and after the Effective Date until further adjusted in accordance with the terms of the Credit Agreement.

                  4. Representations and Warranties of the Company. The Company represents and warrants that:

                           (a) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

                           (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

                           (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

                  5. Effective Date. Sections 1, 2 and 3 of this Amendment shall become effective upon the date (the "Effective Date") of (a) the execution and delivery hereof by the Company, the Agent and each of the Banks and (b) the Company's payment in full to the Agent for the ratable benefit of the Existing Banks (before giving effect to this Amendment) of all outstanding Loans and accrued commitment fees under the Credit Agreement.

                  6.       Reference to and Effect Upon the Credit Agreement.

                           (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

                  7.       Costs and Expenses.

                           (a) The Company hereby affirms its obligation under
         Section 11.04 of the Credit Agreement to reimburse the Agent for all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation and execution of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

                  8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                        PAYLESS SHOESOURCE, INC.

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Agent

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION, as a Bank

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------

                                        NATIONSBANK, N.A.

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        THE FIRST NATIONAL BANK OF BOSTON

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        THE BANK OF NEW YORK

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        COMMERCE BANK, N.A.

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        CORESTATES BANK, N.A.


                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------

                                        THE DAI-ICHI KANGYO BANK, LTD., CHICAGO
                                          BRANCH

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                       THE FIRST NATIONAL BANK OF CHICAGO

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        WELLS FARGO BANK, N.A.

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        MITSUI TRUST AND BANKING COMPANY, LTD.

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        UMB BANK, n.a.

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        TOYO TRUST AND BANKING COMPANY LTD.

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        ROYAL BANK OF CANADA

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------


                                        MARINE MIDLAND BANK

                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------

                                        Title:
                                              ---------------------------------